PORTFOLIO MANAGERS' LETTER
FIRST INVESTORS BLUE CHIP FUND

Dear Investor:

We are pleased to present the semi-annual report for First Investors Blue Chip Fund for the six months ended June 30, 1997. During the period, the Fund's return on a net asset value basis was 16.4% on Class A shares and 16.0% on Class B shares compared to a return of 15.5% for the Lipper Growth and Income Average.

At the beginning of the year, stock market observers were anticipating either a slowdown in the economy or a series of interest rate hikes by the Federal Reserve that might slow or end the current bull market. However, the economy, as measured by the gross domestic product, expanded at an annual rate of 4.9% in the first quarter with few signs of inflation contained in the economic indicators and statistics. The outlook on inflation may keep the Federal Reserve from taking any action on interest rates over the next few months. As the main beneficiaries of the continued solid economic performance, U.S. companies posted sound earnings and profit growth. The solid profit growth achieved by many companies, coupled with expectations for continued growth, drove the stock market to record levels during the first half of 1997.

The Blue Chip Fund's performance was driven by above-average returns from major pharmaceutical companies such as Warner-Lambert, Eli Lilly, Bristol-Myers Squibb, and Smithkline Beecham. Select technology companies such as Microsoft, Sun Microsystems, and L.M. Ericsson, also contributed to the Fund's performance. Many of the household name securities held in the Fund like General Electric, Merrill Lynch, DuPont, Allstate, Procter & Gamble, Gillette and Wal-Mart, also performed well in the first half of the year. The six month performance of the Fund was held back by the performance of its holdings in select technology companies such as Seagate, Intel and Hewlett-Packard which underperformed during the period. The Fund's holdings in the electric utility sector such as FPL Group, Sierra Pacific and Duke Energy, also underperformed during the period.

The Fund will continue to take a bottom up strategy while remaining sector neutral and will maintain a long-term horizon. We will continue to focus on companies with growth opportunities selling at price to earnings multiples in a reasonable relationship to that growth. We will also continue to invest in companies that can combine the growth attributes we seek with an income stream in the form of dividends.

While we believe the economic fundamentals supporting continued solid performance of the stock market remain in place, investors in equity securities should be aware of the risks. The current bull market is in its seventh year and valuations, as determined by price to earnings multiples, are at historic highs. Substantive indications of a slowdown in the growth of profits could lead to a reduction in market values. Another cause for concern is that the Federal Reserve might raise interest rates to combat perceived inflationary pressures. Higher interest rates could hurt corporate profits, reduce valuations, and increase the attractiveness of alternative investments. In addition, the possibility of an external, unanticipated event causing a market downturn is always a risk. While these risks are real, market fundamentals appear strong and our outlook for the stock market remains positive.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Patricia D. Poitra

Patricia D. Poitra
Directors of Equities
  and Co-Portfolio Manager

/s/ Dennis T. Fitzpatrick
Dennis T. Fitzpatrick
Co-Portfolio Manager

July 28, 1997

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND

Dear Investor:

We are pleased to present the semi-annual report for First Investors Insured Intermediate Tax Exempt Fund for the six months ended June 30, 1997. During the period, the Fund declared dividends from net investment income of 14.4 cents per share on Class A shares and 11.4 cents per share on Class B shares. For the same period, the Fund's return on a net asset value basis was 2.5% on Class A shares and 2.0% on Class B shares compared to the average return of 2.5% for intermediate maturity municipal bond funds as reported by Lipper Analytical Services, Inc.

The first half of 1997 ended with an ideal economy: sustained, moderate growth with little inflation. Early in the year it appeared that the economy might be growing too fast as gross domestic product expanded at a 4.9% annual rate during the first quarter. Concerned by the economy's strength, the Federal Reserve raised short-term interest rates in March for the first time in over two years as an "insurance policy" in case faster growth led to higher inflation. The Federal Reserve's action subsequently appeared to be unnecessary as the economy slowed down significantly in the second quarter and consumer price inflation in fact decelerated to an annual rate of less than 2.5%.

Although both the bond and stock markets suffered setbacks at times during the first six months of the year, the combination of moderate growth and low inflation ultimately provided a positive environment for investors. The markets were also buoyed by an agreement between the President and Congress to eliminate the Federal budget deficit over the next five years. Lastly, the markets benefited from substantial demand for both stocks and bonds throughout the first half of 1997.

Like most of the financial markets, the municipal bond market was characterized by strong demand from investors throughout the first half of the year. Despite issuance of close to $94 billion, the market rarely had trouble distributing supply due to demand from individuals, insurance companies and non-traditional buyers of municipal bonds. The strength of this demand is best indicated by the fact that, during the first six months of 1997, long-term municipal bond prices rose while long-term Treasury bond prices fell. As a result, tax exempt bonds provided after-tax returns that significantly surpassed those on taxable bonds for most investors.

In order to enhance the performance of the Insured Intermediate Tax Exempt Fund, approximately 25% of its assets were actively managed to improve total return. The Fund accomplished this goal by taking advantage of short-term inefficiencies in the municipal bond market. The remaining portion of the Fund continued to hold its core position of premium non-callable bonds to maximize current yield and reduce interest rate volatility.

Investors who buy bond funds--whether for income or total return--should be aware that the value of their investments fluctuates as interest rates change. For example, a 100 basis point (or 1%) increase in yield on a ten-year Treasury bond results in roughly a 7% decrease in that bond's price. In each of the last five years, ten-year Treasury bond yields have moved more than 100 basis points. In addition, while the Fund's municipal bonds are insured as to timely payment of principal and interest, the insurance does not protect the bonds against changes in market value. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

The outlook for the financial markets continues to be positive. The economy is growing moderately, inflation is subdued and the Federal Reserve is unlikely to tolerate unsustainably fast economic growth. Demand for financial assets is likely to remain strong both here and overseas. While the sizable recent returns in some markets are not likely to continue, the factors which might cause a sustained downturn are not readily apparent. Despite this optimistic outlook, investors should keep in mind that a diversified portfolio provides the best insurance against unexpected changes in the financial markets.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Clark D. Wagner

Clark D. Wagner
Chief Investment Officer
  and Portfolio Manager

July 28, 1997

PORTFOLIO MANAGERS' LETTER
FIRST INVESTORS INVESTMENT GRADE FUND

Dear Investor:

We are pleased to present the semi-annual report for First Investors Investment Grade Fund for the six months ended June 30, 1997. During the period, the Fund declared dividends from net investment income of 30.6 cents per share on Class A shares and 27.3 cents per share on Class B shares. For the same period, the Fund's return on a net asset value basis was 2.6% on Class A shares and 2.3% on Class B shares compared to 3.2% for the average investment grade bond fund as measured by Lipper Analytical Services, Inc.

The first half of 1997 ended with an ideal economy: sustained, moderate growth with little inflation. Early in the year it appeared that the economy might be growing too fast as gross domestic product expanded at a 4.9% annual rate during the first quarter. Concerned by the economy's strength, the Federal Reserve raised short-term interest rates in March for the first time in over two years as an "insurance policy" in case faster growth led to higher inflation. The Federal Reserve's action subsequently appeared to be unnecessary as the economy slowed down significantly in the second quarter and consumer price inflation in fact decelerated to an annual rate of less than 2.5%.

Although both the bond and stock markets suffered setbacks at times during the first six months of the year, the combination of moderate growth and low inflation ultimately provided a positive environment for investors. The markets were also buoyed by an agreement between the President and Congress to eliminate the Federal budget deficit over the next five years. Lastly, the markets benefited from substantial demand for both stocks and bonds throughout the first half of 1997.

The investment grade corporate bond market outperformed the Treasury market in the first half of 1997. The year started a bit weak for corporate bonds as investors feared the Federal Reserve would implement a series of rate hikes. This, combined with increased new issuance, caused corporate spreads to widen slightly. However, economic data reassured participants that additional near-term rate hikes were unlikely. Subsequently, market activity increased to absorb a new spate of supply, causing spreads to rebound. The strong performance of corporate bonds has been the key factor in maintaining strong investor interest in the investment grade market.

In the first quarter of this year, we held the Investment Grade Fund's duration shorter than our peer group because we felt interest rates would increase. Initially, this hampered performance, but when the Federal Reserve raised rates in March, the Fund responded well. Then, amid signs of slowing economic growth and lack of inflationary pressures, we lengthened the duration in the second quarter. This change was favorable as the bond market rallied and the Fund participated in the corresponding price increases. Duration is an important factor in performance and we constantly evaluate its effect on the Fund.

Credit quality and sector selection also influenced performance. We believe credit quality is more important than reaching for incremental yield with lower rated issues. We sacrificed some performance by taking this conservative position. On the other hand, the portfolio's weighting of different sectors benefited the Fund's performance. The Fund was overweighted in industrial and utility bonds, two of the top performing sectors. We also were underweighted in Yankee bonds (dollar denominated bonds issued by foreign entities that are registered with the Securities and Exchange Commission) which had the lowest return for the first six months of the year.

Merger activity continues to be a prime force in the corporate marketplace and can have a major impact on credit quality. Even though mergers have risen to record levels, companies have not overextended their balance sheets. Many of these transactions have been completed using equity. In a robust stock market, equity financing is a cheaper form of "currency". Corporate credit quality, therefore, has remained relatively stable. As always, credit evaluation remains a primary investment philosophy of the Fund.

Investors who buy bond funds--whether for income or total return--should be aware that the value of their investment fluctuates as interest rates change. For example, a 1% increase in yield on a ten-year Treasury bond results in roughly a 7% decrease in that bond's price. In each of the last five years, ten-year Treasury bond yields have moved more than 1%. In addition, the value of a fund can fluctuate based on changes in the credit quality of the bonds which it holds. In particular, investments in higher yielding lower-rated debt obligations are more sensitive than higher-rated investments to adverse economic changes or individual corporate developments, and thus can be subject to a higher incidence of default. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

The outlook for the financial markets continues to be positive. The economy is growing moderately, inflation is subdued and the Federal Reserve is unlikely to tolerate unsustainably fast economic growth. Demand for financial assets is likely to remain strong both here and overseas. While the sizable recent returns in some markets are not likely to continue, the factors which might cause a sustained downturn are not readily apparent. Despite this optimistic outlook, investors should keep in mind that a diversified portfolio provides the best insurance against unexpected changes in the financial markets.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Nancy W. Jones

Nancy W. Jones
Vice President
  and Co-Portfolio Manager

/s/ Clark D. Wagner

Clark D. Wagner
Vice President
  and Co-Portfolio Manager

July 28, 1997

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS SPECIAL SITUATIONS FUND

Dear Investor:

We are pleased to present the semi-annual report for First Investors Special Situations Fund for the six months ended June 30, 1997. During the period, the Fund's return on a net asset value basis was 7.9% on Class A shares and 7.5% on Class B shares compared to a 9.0% return for the average small-cap company growth fund as tracked by Lipper Analytical Services, Inc.

At the beginning of the year, stock market observers were anticipating either a slowdown in the economy or a series of interest rate hikes by the Federal Reserve that might slow or end the current bull market. However, the economy, as measured by the gross domestic product, expanded at an annual rate of 4.9% in the first quarter with few signs of inflation contained in the economic indicators and statistics. The outlook on inflation may keep the Federal Reserve from taking any action on interest rates over the next few months. As the main beneficiaries of the continued solid economic performance, U.S. companies posted sound earnings and profit growth. The solid profit growth achieved by many companies, coupled with expectations for continued growth, drove the stock market to record levels during the first half of 1997.

The Fund held positions in a number of sectors which produced superior performance relative to the market. The communications equipment industry subsector of the technology sector benefited from legislative changes. Globally, state-owned telecommunication systems are being privatized and opened for competition which creates the need for new, better, and more advanced equipment. Our holdings in this sector include ACE*COMM Corp., ECI Telecommunications, L.M. Ericsson Telephone Co., Motorola Inc., Nokia Corp., and Scientific-Atlanta, Inc. The energy sector, especially oil service companies, has also yielded strong returns. Driven by an ever-increasing demand for energy from countries with expanding economies like China and India, as well as Japan, whose economy is starting to turn around and strengthen, global exploration and production continues at a vibrant pace. Improved technology has also lowered the cost of exploration, thus also contributing to more activity in the sector. The Fund has positions in a variety of oil service companies which perform various functions along the different stages of oil exploration and production from pre-drilling 3-D seismic testing to the construction of platforms to transport the oil/ gas after it has been discovered. These holdings include Veritas DGC, Inc., EVI, Inc., Patterson Energy, Inc., Falcon Drilling Company, Inc., Precision Drilling Corporation and Global Industries Ltd., many of which have substantially outperformed the market.

While the financial sector as a whole performed well, our overweighting in the consumer finance subsector hindered performance. The concern over rising consumer debt levels and personal bankruptcies hurt such companies as Aames Financial Corporation and Imperial Credit Industries, Inc., both of which are down year-to-date, as well as The Money Store, Inc., whose stock has appreciated year-to-date, but less than the market itself. The Fund has selectively added to the financial sector to improve performance by establishing positions in Centura Banks, Inc., North American Mortgage Company, Resource Bancshares Mortgage Group, Inc., and Charter One Financial Inc.

Companies in various subsectors of technology did not keep pace with the market as a whole. These included computer networking and peripherals stocks such as Cisco Systems, Inc. and Network Appliance, Inc. Other technology stocks which hampered Fund performance were computer software and services companies such as Network General Corporation, SystemSoft Corporation, and Atmel Corporation, a semiconductor manufacturer.

Healthcare stocks also generally underperformed the small cap market. Specific issues which hindered the Fund's performance were companies with new and emerging products, drugs, and services such as: Kensey Nash Corporation, which designs, develops, and makes absorbable medical devices for the sealing of arterial punctures during diagnostic and therapeutic cardiovascular procedures; VidaMed, Inc., a company that designs, develops, makes, and sells advanced cost effective systems for the treatment of enlarged prostate glands; Ethical Holdings Ltd., which develops and licenses products based on drug delivery technologies such as transdermal patches; Physician Support Systems, Inc., which provides business management services to hospitals and hospital affiliated physicians; and Physicians Resource Group Inc., which provides physician practice management services to ophthalmic and optometric practices. Our expectations for healthcare stocks remain positive as the industry is experiencing legislative changes and fundamental changes in the method of delivering healthcare.

The Fund will continue to take a bottom up strategy while remaining well diversified and will maintain a long-term investment horizon. We will continue to focus on companies with growth opportunities selling at reasonable valuations, however, depending on a company's particular stage of development (e.g., early stage, rapid growth, or no earnings), its stock may look expensive when compared to more traditional valuation measures.

While we believe the economic fundamentals supporting continued solid performance of the stock market remain in place, investors in equity securities should be aware of the risks. The current bull market is in its seventh year and valuations, as determined by price to earnings multiples, are at historic highs. Substantive indications of a slowdown in the growth of profits could lead to a reduction in market values. Another cause for concern is that the Federal Reserve might raise interest rates to combat perceived inflationary pressures. Higher interest rates could hurt corporate profits, reduce valuations, and increase the attractiveness of alternative investments. In addition, the possibility of an external, unanticipated event causing a market downturn is always a risk. Additional risks particular to small cap stocks are liquidity and the lack of market makers which can make it more difficult to build or exit a position. While these risks are real, market fundamentals appear strong and our outlook for the stock market remains positive.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Patricia D. Poitra

Patricia D. Poitra
Director of Equities
  and Portfolio Manager

July 28, 1997

CHIEF INVESTMENT OFFICER'S LETTER
FIRST INVESTORS TOTAL RETURN FUND

Dear Investor:

We are pleased to present the semi-annual report for First Investors Total Return Fund for the six months ended June 30, 1997. During the period, the Fund's return on a net asset value basis was 12.0% on Class A shares and 11.6% on Class B shares compared to a return of 10.6% for the average flexible fund as measured by Lipper Analytical Services, Inc.

The first half of 1997 ended with an ideal economy: sustained, moderate growth with little inflation. Early in the year it appeared that the economy might be growing too fast as gross domestic product expanded at a 4.9% annual rate during the first quarter. Concerned by the economy's strength, the Federal Reserve raised short-term interest rates in March for the first time in over two years as an "insurance policy" in case faster growth led to higher inflation. The Federal Reserve's action subsequently appeared to be unnecessary as the economy slowed down significantly in the second quarter and consumer price inflation in fact decelerated to an annual rate of less than 2.5%.

Although both the bond and stock markets suffered setbacks at times during the first six months of the year, the combination of moderate growth and low inflation ultimately provided a positive environment for investors. The markets were also buoyed by an agreement between the President and Congress to eliminate the Federal budget deficit over the next five years. Lastly, the markets benefited from substantial demand for both stocks and bonds throughout the first half of 1997.

The Total Return Fund benefited primarily from the strong performance of the U.S. stock market and secondarily from positive bond market returns, particularly in the high yield bond sector. Key to the Fund's performance was the decision during the fourth quarter of 1996 to increase significantly the Fund's allocation to stocks and decrease its positions in both bonds and cash. Thus, the Fund was well positioned for the continuation of the stock market's rally during the first half of 1997. The Total Return Fund ended the semi-annual reporting period with a diversified portfolio consisting of 66% stocks, 24% bonds, and 10% cash. The stock investments are divided between medium and large capitalization stocks, while the bond investments are diversified among investment grade and high yield corporate debt, and U.S. Treasury obligations.

While we believe the economic fundamentals supporting continued solid performance of the stock market remain in place, investors in equity securities should be aware of the risks. The current bull market is in its seventh year and valuations, as determined by price to earnings multiples, are at historic highs. Substantive indications of a slowdown in the growth of profits could lead to a reduction in market values. Another cause for concern is that the Federal Reserve might raise interest rates to combat perceived inflationary pressures. Higher interest rates could hurt corporate profits, reduce valuations, and increase the attractiveness of alternative investments. In addition, the possibility of an external, unanticipated event which causes a market downturn is always a risk. The bond market can also be volatile. For example, a 100 basis point (or 1%) increase in yield on a ten-year Treasury bond results in roughly a 7% decrease in that bond's price. In each of the last five years, ten-year Treasury bond yields have moved more than 100 basis points. In addition, the value of a bond can fluctuate based on changes in its credit quality. In particular, investments in higher yielding lower-rated debt obligations are more sensitive than higher-rated investments to adverse economic changes or individual corporate developments, and thus can be subject to a higher incidence of default. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

The outlook for the financial markets continues to be positive. The economy is growing moderately, inflation is subdued and the Federal Reserve is unlikely to tolerate unsustainably fast economic growth. Demand for financial assets is likely to remain strong here and overseas. While sizable recent returns in some markets are not likely to continue, the factors which might cause a sustained downturn are not readily apparent. Despite this optimistic outlook, investors should keep in mind that a diversified portfolio provides the best insurance against unexpected changes in the financial markets.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Clark D. Wagner

Clark D. Wagner
Chief Investment Officer

July 28, 1997

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS BLUE CHIP FUND
June 30, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            COMMON STOCKS--93.7%
            BASIC MATERIALS--5.5%
   16,400   Aluminum Company of America                        $  1,236,150     $    38
   90,600   Du Pont (E.I.) de Nemours & Company                   5,696,475         173
   11,800   *FMC Corporation                                        937,362          29
   23,700   Freeport-McMoRan Copper & Gold, Inc. - Class "B"        737,662          22
   32,100   International Paper Company                           1,558,856          47
   35,600   James River Corporation of Virginia                   1,317,200          40
   53,500   Monsanto Company                                      2,303,844          70
   36,400   Morton International, Inc.                            1,098,825          33
   10,300   Pioneer Hi-Bred International, Inc.                     824,000          25
   24,200   Sigma-Aldrich Corporation                               848,512          26
   31,500   Weyerhauser Company                                   1,638,000          50
---------------------------------------------------------------------------------------
                                                                 18,196,886         553
---------------------------------------------------------------------------------------
            CAPITAL GOODS--11.6%
   26,700   AlliedSignal, Inc.                                    2,242,800          68
   38,700   Avery Dennison Corporation                            1,552,837          47
   30,600   Boeing Company                                        1,623,712          49
   39,500   Corning, Inc.                                         2,197,187          67
   28,600   Emerson Electric Company                              1,574,787          48
   14,200   Fluor Corporation                                       783,662          24
   16,500   Foster Wheeler Corporation                              668,250          20
  143,500   General Electric Company                              9,381,312         286
   51,100   Ingersoll-Rand Company                                3,155,425          96
   19,400   Lockheed Martin Corporation                           2,009,112          61
   96,900   *Philip Services Corporation                          1,538,287          47
   35,500   Tenneco, Inc.                                         1,604,156          49
   39,200   Textron, Inc.                                         2,601,900          79
   24,900   Thomas & Betts Corporation                            1,308,806          40
   26,400   Tyco International Ltd.                               1,836,450          56
   28,400   United Technologies Corporation                       2,357,200          72
   45,700   *USA Waste Services, Inc.                             1,765,162          54
---------------------------------------------------------------------------------------
                                                                 38,201,045       1,163
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            COMMUNICATION SERVICES--4.3%
   68,400   A T & T Corporation                                $  2,398,275     $    73
   24,000   *AirTouch Communications, Inc.                          657,000          20
   32,100   Bell Atlantic Corporation                             2,435,587          74
   47,100   BellSouth Corporation                                 2,184,262          67
   63,600   GTE Corporation                                       2,790,450          85
   26,100   MCI Communications Corporation                          999,142          30
   33,200   SBC Communications, Inc.                              2,054,250          63
   13,400   Sprint Corporation                                      705,175          21
---------------------------------------------------------------------------------------
                                                                 14,224,141         433
---------------------------------------------------------------------------------------
            CONSUMER CYCLICALS--8.5%
   25,700   Adidas AG (ADR) (Note 5)                              1,423,243          43
   33,300   *Costco Companies, Inc.                               1,094,737          33
   66,900   *CUC International, Inc.                              1,726,856          53
   64,400   *Federated Department Stores, Inc.                    2,237,900          68
   13,350   Goodyear Tire & Rubber Company                          845,222          26
   53,850   Hasbro, Inc.                                          1,527,994          47
   53,500   Hilton Hotels Corporation                             1,421,094          43
   31,900   Home Depot, Inc.                                      2,199,106          67
   68,300   *Lear Corporation                                     3,030,812          92
   19,600   Masco Corporation                                       818,300          25
   15,200   McGraw-Hill Companies, Inc.                             893,950          27
   45,700   Ogden Corporation                                       993,975          30
   88,200   *PETsMART, Inc.                                       1,014,300          31
   45,000   *Staples, Inc.                                        1,046,250          32
   64,400   Tribune Company                                       3,095,225          94
   29,900   Unifi, Inc.                                           1,117,512          34
   96,300   Wal-Mart Stores, Inc.                                 3,256,144          99
---------------------------------------------------------------------------------------
                                                                 27,742,620         844
---------------------------------------------------------------------------------------
            CONSUMER STAPLES--12.7%
   69,600   Anheuser-Busch Companies, Inc.                        2,918,850          89
   14,200   Clorox Company                                        1,874,400          57
   63,900   Coca-Cola Company                                     4,313,250         131
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS BLUE CHIP FUND
June 30, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CONSUMER STAPLES (continued)
   36,400   ConAgra, Inc.                                      $  2,334,150     $    71
   25,300   CPC International, Inc.                               2,335,506          71
   42,100   Gillette Company                                      3,988,975         121
  100,000   *Host Marriott Corporation                            1,781,250          54
   34,800   Kimberly-Clark Corporation                            1,731,300          53
  130,900   PepsiCo, Inc.                                         4,916,931         150
   21,300   Philip Morris Companies, Inc.                           945,188          29
   30,100   Procter & Gamble Company                              4,251,625         129
   22,100   Rite Aid Corporation                                  1,102,238          34
   24,795   *Safeway, Inc.                                        1,143,669          35
   47,500   *Steiner Leisure Ltd.                                 1,324,063          40
   41,887   *Tele-Communications, Inc. Liberty Media Group -
              Series "A"                                            994,816          30
   14,200   Time Warner, Inc.                                       685,150          21
   11,600   Unilever N.V.                                         2,528,800          77
   30,800   Walt Disney Company                                   2,471,700          75
---------------------------------------------------------------------------------------
                                                                 41,641,861       1,267
---------------------------------------------------------------------------------------
            ENERGY--8.5%
   18,900   Amoco Corporation                                     1,643,119          50
   40,600   Baker Hughes, Inc.                                    1,570,713          48
    7,100   Burlington Resources, Inc.                              313,288          10
   30,500   Chevron Corporation                                   2,255,094          69
   36,200   Dresser Industries, Inc.                              1,348,450          41
   71,400   Exxon Corporation                                     4,391,100         134
   12,300   Kerr-McGee Corporation                                  779,513          24
   37,800   Mobil Corporation                                     2,641,275          80
   64,100   *Oryx Energy Company                                  1,354,113          41
   87,200   Royal Dutch Petroleum Company                         4,741,500         144
   15,100   Schlumberger Ltd.                                     1,887,500          57
   13,700   Texaco, Inc.                                          1,489,875          45
   23,500   Unocal Corporation                                      912,094          28
   55,000   Williams Companies, Inc.                              2,406,250          73
---------------------------------------------------------------------------------------
                                                                 27,733,884         844
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            FINANCIAL--13.1%
   22,200   Allstate Corporation                               $  1,620,600     $    49
   23,500   American Express Company                              1,750,750          53
   22,700   American International Group, Inc.                    3,390,813         103
   34,800   BankAmerica Corporation                               2,246,775          68
   42,200   BankBoston Corporation                                3,041,038          93
   37,500   Chase Manhattan Corporation                           3,639,844         111
   38,500   Citicorp                                              4,641,656         141
   66,800   Fannie Mae                                            2,914,150          89
   25,800   First Union Corporation                               2,386,500          73
   50,900   Freddie Mac                                           1,749,688          53
   30,600   Jefferson-Pilot Corporation                           2,138,175          65
   24,000   Marshall & Ilsley Corporation                           975,000          30
   31,200   Merrill Lynch & Company, Inc.                         1,860,300          57
   34,400   NationsBank Corporation                               2,218,800          68
   50,500   Norwest Corporation                                   2,840,625          87
  107,200   The Money Store, Inc.                                 3,075,300          94
   12,100   Travelers Group, Inc                                    763,056          23
   73,200   USF&G Corporation                                     1,756,800          54
---------------------------------------------------------------------------------------
                                                                 43,009,870       1,311
---------------------------------------------------------------------------------------
            HEALTHCARE--11.8%
   32,700   Abbott Laboratories                                   2,182,725          66
   41,300   American Home Products Corporation                    3,159,450          96
   28,400   *Amgen, Inc.                                          1,650,750          50
   30,000   Baxter International, Inc.                            1,567,500          48
   60,300   Bristol-Myers Squibb Company                          4,884,300         149
   71,700   *Cardiovascular Dynamics, Inc.                          564,638          17
   46,600   Eli Lilly & Company                                   5,093,963         155
   49,600   Johnson & Johnson                                     3,193,000          97
   71,300   *MedPartners, Inc.                                    1,541,863          47
   21,200   Medtronic, Inc.                                       1,717,200          52
   51,400   Merck & Company, Inc.                                 5,319,900         162
   78,400   Pharmacia & Upjohn, Inc.                              2,724,400          83
   42,900   *RoTech Medical Corporation                             860,681          26
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS BLUE CHIP FUND
June 30, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            HEALTHCARE (continued)
   18,500   SmithKline Beecham PLC - Class "A" (ADR)           $  1,695,063     $    52
   21,800   Warner-Lambert Company                                2,708,650          83
---------------------------------------------------------------------------------------
                                                                 38,864,083       1,183
---------------------------------------------------------------------------------------
            TECHNOLOGY--15.6%
   46,700   *Adaptec, Inc.                                        1,622,825          49
   71,300   *Atmel Corporation                                    1,996,400          61
   37,100   *Cadence Design Systems, Inc.                         1,242,850          38
   34,700   *Cisco Systems, Inc.                                  2,329,238          71
   53,400   Comdisco, Inc.                                        1,388,400          42
   14,200   Eastman Kodak Company                                 1,089,850          33
  111,000   Ericsson (L.M.) Telephone Co. - Class "B" (ADR)       4,370,625         133
   44,400   First Data Corporation                                1,950,825          59
   15,000   Grainger (W.W.), Inc.                                 1,172,813          36
   10,700   *Hadco Corporation                                      700,850          21
   40,800   Hewlett-Packard Company                               2,284,800          70
   25,600   Intel Corporation                                     3,630,400         111
   20,000   *LSI Logic Corporation                                  640,000          20
   55,100   *Micron Technology, Inc.                              2,200,556          67
   33,500   *Microsoft Corporation                                4,233,563         129
   53,300   Motorola, Inc.                                        4,050,800         123
   43,300   *Newbridge Networks Corporation                       1,883,550          57
   45,800   Nokia Corporation - Class "A" (ADR)                   3,377,750         103
   21,700   *Oracle Corporation                                   1,093,138          33
   19,200   Raytheon Company                                        979,200          30
   22,900   *Seagate Technology, Inc.                               805,794          25
   41,700   *Sterling Commerce, Inc.                              1,370,888          42
   79,000   *Sun Microsystems, Inc.                               2,940,285          90
   28,500   *Synopsys, Inc.                                       1,047,375          32
  128,700   *SystemSoft Corporation                               1,383,525          42
   17,900   Texas Instruments, Inc.                               1,504,719          46
---------------------------------------------------------------------------------------
                                                                 51,291,019       1,563
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
   SHARES                                                                      INVESTED
       OR                                                                      FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            TRANSPORTATION--.5%
   17,800   Burlington Northern Santa Fe                       $  1,599,775     $    49
---------------------------------------------------------------------------------------
            UTILITIES--1.6%
   44,400   Duke Energy Corporation                               2,128,425          65
   33,200   FPL Group, Inc.                                       1,529,275          47
   53,500   Sierra Pacific Resources                              1,712,000          52
---------------------------------------------------------------------------------------
                                                                  5,369,700         164
---------------------------------------------------------------------------------------
            TOTAL VALUE OF COMMON STOCKS (cost $216,969,404)    307,874,884       9,374
---------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--3.9%
$   1,250M  Golden Peanut, 5.52%, 7/24/97                         1,245,471          38
    4,000M  Potomac Electric & Power Co., 5.53%, 7/25/97          3,985,675         121
    2,500M  Prudential Funding Corp., 5.54%, 7/29/97              2,489,228          76
    5,000M  Union Electric Co., 5.55%, 7/17/97                    4,984,563         152
---------------------------------------------------------------------------------------
            TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost
             $12,704,937)                                        12,704,937         387
---------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $229,674,341)          97.6%   320,579,821       9,761
OTHER ASSETS, LESS LIABILITIES                           2.4      7,844,397         239
---------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $328,424,218     $10,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND
June 30, 1997

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                  $10,000 OF
   AMOUNT   SECURITY                                                VALUE  NET ASSETS
-------------------------------------------------------------------------------------
            MUNICIPAL BONDS--96.9%
            ALASKA--2.7%
$     200M  Anchorage General Obligation, 6.50%, 7/1/2004      $  221,500     $   275
-------------------------------------------------------------------------------------
            ARIZONA--16.6%
      255M  Apache Junction Water District, 5%, 7/1/2003          261,056         324
      250M  Maricopa County Uni. Sch. Dist. Gen. Oblig. #80
              (Chandler), 6.60%, 7/1/2006                         283,437         352
      250M  Phoenix Civic Impt. Corp. Mun. Facs. Excise Tax
              Rev., 6.75%, 7/1/2004                               280,312         348
      300M  Pima County Indl. Dev. Auth. Healthpartners, 5%,
              4/1/2004                                            305,250         379
      200M  Yuma County Indl. Dev. Auth. Reg. Med. Ctr., 5%,
              8/1/2002                                            204,500         254
-------------------------------------------------------------------------------------
                                                                1,334,555       1,657
-------------------------------------------------------------------------------------
            CALIFORNIA--2.1%
      150M  Pittsburgh Pub. Fing. Auth. Wastewater Rev.,
              6.80%, 6/1/2001 *                                   165,750         206
-------------------------------------------------------------------------------------
            HAWAII--3.1%
      250M  Hawaii General Obligation, 5%, 3/1/2004               254,085         315
-------------------------------------------------------------------------------------
            ILLINOIS--21.7%
            Cook County High School District General
              Obligation #205:
      250M    5.40%, 12/1/2001                                    259,375         322
      200M    5.90%, 12/1/2003                                    211,250         262
      250M  Chicago Board of Education, 6%, 12/1/2007             272,500         338
      250M  Chicago General Obligation, 6.25%, 10/31/2001         267,187         332
      250M  Northwest Subn. Mun. Jt. Action Water Agy.,
              6.35%, 5/1/2006                                     276,875         344
      400M  Regional Transportation Authority, 7.75%,
              6/1/2003                                            462,500         574
-------------------------------------------------------------------------------------
                                                                1,749,687       2,172
-------------------------------------------------------------------------------------
            INDIANA--2.1%
      150M  Valparaiso Indpt. Multi-Schools Bldg. Corp.,
              6.625%, 7/1/2002*                                   166,125         206
-------------------------------------------------------------------------------------
            KENTUCKY--3.2%
      200M  Louisville & Jefferson County Met. Sewer
              District, 10%, 5/15/2004                            259,750         322
-------------------------------------------------------------------------------------
            LOUISIANA--2.4%
      175M  Louisiana General Obligation, 7%, 5/1/2001            190,402         236
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                  $10,000 OF
   AMOUNT   SECURITY                                                VALUE  NET ASSETS
-------------------------------------------------------------------------------------
            MICHIGAN--13.2%
$     300M  Allegan Pub. Schl. Dist. Gen. Oblig., 6.50%,
              5/1/2007                                         $  337,125     $   419
    1,000M  Brighton Area Schl. Dist. Gen. Oblig., Zero
              Coupon, 5/1/2005*                                   336,250         417
      350M  Greater Detroit Resources Recovery Authority
              Revenue, 6.25%, 12/13/2007                          387,187         481
-------------------------------------------------------------------------------------
                                                                1,060,562       1,317
-------------------------------------------------------------------------------------
            NEW JERSEY--2.8%
      200M  New Jersey Econ. Dev. Auth. Mkt. Transition Fac.
              Rev., 7%, 7/1/2004*                                 226,750         281
-------------------------------------------------------------------------------------
            NEW YORK--9.7%
            New York City General Obligation:
      150M    6.625%, 8/1/2002                                    166,125         206
      150M    5%, 8/1/2005                                        151,313         188
      250M    8%, 8/1/2005                                        300,938         374
      150M  Niagara Falls Bridge Commission, 6.30%,
              10/1/2002*                                          164,813         205
-------------------------------------------------------------------------------------
                                                                  783,189         973
-------------------------------------------------------------------------------------
            OHIO--2.8%
      200M  Columbus City Sch. Dist. Gen. Oblig., 6.65%,
              12/1/2002*                                          224,000         278
-------------------------------------------------------------------------------------
            OREGON--2.0%
      150M  Tillamook General Obligation, 5.75%, 1/15/2002        157,500         196
-------------------------------------------------------------------------------------
            PENNSYLVANIA--2.8%
      200M  Pennsylvania Intergovernmental Coop. Auth. Spec.
              Tax Rev., 7%, 6/15/2004                             226,250         281
-------------------------------------------------------------------------------------
            RHODE ISLAND--2.8%
      200M  Rhode Island Depositors Econ. Protection Corp.,
              7.10%, 8/1/2001 *                                   222,750         277
-------------------------------------------------------------------------------------
            TEXAS--4.1%
      300M  Harris County Toll Road Gen. Oblig., 6.50%,
              8/15/2002*                                          331,125         411
-------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND
June 30, 1997

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
PRINCIPAL                                                                  $10,000 OF
   AMOUNT   SECURITY                                                VALUE  NET ASSETS
-------------------------------------------------------------------------------------
            WASHINGTON--2.8%
$     200M  Snohomish & Island Counties Schl. Dist. Gen.
              Oblig. #401 (Stanwood), 7%, 12/15/2005           $  229,250     $   285
-------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $7,476,515)            96.9%   7,803,230       9,688
OTHER ASSETS, LESS LIABILITIES                           3.1      251,374         312
-------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $8,054,604     $10,000
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

* Municipal Bonds which have been prerefunded are shown at the prerefunded call date.

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS INVESTMENT GRADE FUND
June 30, 1997

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            CORPORATE BONDS--92.4%
            AEROSPACE/DEFENSE--4.8%
$     700M  Boeing Co., 6.35%, 2003                            $   689,149     $   148
      750M  Lockheed Martin Corp., 7.25%, 2006                     759,847         164
      750M  Rockwell International Corp., 8.375%, 2001             793,549         171
--------------------------------------------------------------------------------------
                                                                 2,242,545         483
--------------------------------------------------------------------------------------
            AGRICULTURAL PRODUCTS--1.5%
      700M  Archer-Daniels-Midland Co., 7.125%, 2013               707,793         153
--------------------------------------------------------------------------------------
            APPAREL/TEXTILES--.6%
      250M  VF Corp., 9.50%, 2001                                  274,010          59
--------------------------------------------------------------------------------------
            BUILDING MATERIALS--1.4%
      600M  Masco Corp., 9%, 2001                                  647,938         140
--------------------------------------------------------------------------------------
            CHEMICALS--3.2%
      750M  Du Pont (E.I.) de Nemours & Co., 8.125%, 2004          806,914         174
      700M  Lubrizol Corp., 7.25%, 2025                            678,492         146
--------------------------------------------------------------------------------------
                                                                 1,485,406         320
--------------------------------------------------------------------------------------
            CONGLOMERATES--3.2%
      700M  Hanson Overseas, B.V., 7.375%, 2003                    715,053         154
      750M  Tenneco, Inc., 7.875%, 2027                            776,959         167
--------------------------------------------------------------------------------------
                                                                 1,492,012         321
--------------------------------------------------------------------------------------
            CONSUMER NON-DURABLES--1.6%
      700M  American Home Products Corp., 7.90%, 2005              743,235         160
--------------------------------------------------------------------------------------
            CONSUMER PRODUCTS--2.2%
    1,000M  Mattel, Inc., 6.75%, 2000                            1,001,465         216
--------------------------------------------------------------------------------------
            ELECTRIC & GAS UTILITIES--10.3%
      750M  Baltimore Gas & Electric Co., 6.50%, 2003              739,720         159
    1,000M  Duke Energy Corp., 5.875%, 2003                        951,918         205
      800M  Kansas Gas & Electric Co., 7.60%, 2003                 825,452         178
      525M  Old Dominion Electric Cooperative, 7.97%, 2002         542,554         117
--------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS INVESTMENT GRADE FUND
June 30, 1997

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            ELECTRIC & GAS UTILITIES (continued)
$     750M  Philadelphia Electric Co., 8%, 2002                $   783,601     $   169
      925M  Southwestern Electric Power Co., 7%, 2007              926,646         200
--------------------------------------------------------------------------------------
                                                                 4,769,891       1,028
--------------------------------------------------------------------------------------
            ENERGY--2.8%
      700M  Baroid Corp., 8%, 2003                                 739,007         159
      500M  Mobil Corp., 8.625%, 2021                              575,146         124
--------------------------------------------------------------------------------------
                                                                 1,314,153         283
--------------------------------------------------------------------------------------
            ENERGY EXPLORATION/PRODUCTS--1.6%
      750M  Phillips Petroleum Co., 7.20%, 2023                    721,350         155
--------------------------------------------------------------------------------------
            ENTERTAINMENT/LEISURE--1.5%
      700M  Walt Disney Co., 6.75%, 2006                           693,274         149
--------------------------------------------------------------------------------------
            FINANCIAL SERVICES--18.2%
      660M  BankAmerica Corp., 9.50%, 2001                         719,681         155
      875M  Barnett Banks, Inc., 8.50%, 1999                       904,501         195
      700M  Chemical Bank, Inc., 7%, 2005                          699,265         151
      800M  Citicorp, 8%, 2003                                     842,574         182
      800M  First Union Corp., 8.125%, 2002                        841,936         181
      750M  Fleet Capital, 7.92%, 2026                             739,011         159
      700M  Key Corp., 7.50%, 2006                                 715,136         154
      750M  Mellon Bank N.A., 6.50%, 2005                          721,531         155
      550M  Meridian Bancorp, 7.875%, 2002                         573,947         124
      925M  Morgan Guaranty Trust Co., 7.375%, 2002                946,848         204
      700M  NationsBank Corp., 8.125%, 2002                        738,073         159
--------------------------------------------------------------------------------------
                                                                 8,442,503       1,819
--------------------------------------------------------------------------------------
            FOOD/BEVERAGE/TOBACCO--7.7%
      750M  Anheuser-Busch Cos., Inc., 7%, 2005                    751,729         162
      500M  Coca-Cola Enterprises, Inc., 7.875%, 2002              522,963         113
      700M  Hershey Foods Corp., 6.70%, 2005                       686,801         148
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            FOOD/BEVERAGE/TOBACCO (continued)
$     900M  Philip Morris Cos., Inc., 7.125%, 2002             $   907,921     $   196
      650M  Universal Corp., 9.25%, 2001                           697,661         150
--------------------------------------------------------------------------------------
                                                                 3,567,075         769
--------------------------------------------------------------------------------------
            GAS TRANSMISSION--3.0%
      700M  Columbia Gas System, Inc., 6.80%, 2005                 690,080         149
      700M  Enron Corp., 7.125%, 2007                              702,679         151
--------------------------------------------------------------------------------------
                                                                 1,392,759         300
--------------------------------------------------------------------------------------
            HEALTHCARE--1.0%
      425M  Tenet Healthcare Corp., 10.125%, 2005                  463,250         100
--------------------------------------------------------------------------------------
            INVESTMENT/FINANCE COMPANIES--5.3%
      700M  Associates Corp. of North America, 7.875%, 2001        729,401         157
      700M  General Electric Capital Corp., 7.875%, 2006           747,983         161
      700M  General Motors Acceptance Corp., 7.125%, 1999          709,523         153
      250M  International Lease Finance Corp., 8.875%, 2001        267,937          58
--------------------------------------------------------------------------------------
                                                                 2,454,844         529
--------------------------------------------------------------------------------------
            MEDIA/CABLE TELEVISION--5.0%
      700M  New York Times Co., Inc., 7.625%, 2005                 724,869         156
      750M  News America Holdings, Inc., 8.50%, 2005               800,689         173
      750M  PanAmSat Capital Corp., 9.75%, 2000                    785,625         169
--------------------------------------------------------------------------------------
                                                                 2,311,183         498
--------------------------------------------------------------------------------------
            PAPER/FOREST PRODUCTS--1.7%
      750M  Temple Inland, Inc., 9%, 2001                          808,392         174
--------------------------------------------------------------------------------------
            RETAIL-FOOD/DRUG--1.6%
      700M  Kroger Co., 8.50%, 2003                                734,710         158
--------------------------------------------------------------------------------------
            RETAIL-GENERAL MERCHANDISE--1.6%
      700M  Wal-Mart Stores, Inc., 8%, 2006                        757,336         163
--------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS INVESTMENT GRADE FUND
June 30, 1997

--------------------------------------------------------------------------------------
                                                                                AMOUNT
                                                                              INVESTED
                                                                              FOR EACH
PRINCIPAL                                                                   $10,000 OF
   AMOUNT   SECURITY                                                 VALUE  NET ASSETS
--------------------------------------------------------------------------------------
            TECHNOLOGY--3.1%
$     750M  International Business Machines Corp., 7%, 2025    $   711,374     $   153
      725M  Xerox Corp., 7.15%, 2004                               734,487         158
--------------------------------------------------------------------------------------
                                                                 1,445,861         311
--------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--8.0%
      750M  GTE Corp., 7.90%, 2027                                 759,719         164
      850M  MCI Communication Corp., 7.50%, 2004                   884,966         191
      500M  MFS Communications Co., Inc., 0%-8.875%, 2006          396,875          86
      700M  New York Telephone Co., 7.25%, 2024                    666,903         144
    1,000M  Pacific Bell Telephone Co., 7%, 2004                 1,007,964         217
--------------------------------------------------------------------------------------
                                                                 3,716,427         802
--------------------------------------------------------------------------------------
            TRANSPORTATION--1.5%
      700M  Norfolk Southern Corp., 7.35%, 2007                    716,274         154
--------------------------------------------------------------------------------------
            TOTAL VALUE OF CORPORATE BONDS (cost $42,533,822)   42,903,686       9,244
--------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS--4.4%
    2,100M  United States Treasury Bond, 6.625%, 2027 (cost
              $2,006,156)                                        2,054,718         443
--------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--1.1%
      500M  McCormick & Company, Inc., 6.05%, 7/1/97 (cost
              $500,000)                                            500,000         108
--------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $45,039,978)           97.9%   45,458,404       9,795
OTHER ASSETS, LESS LIABILITIES                           2.1       951,530         205
--------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $46,409,934     $10,000
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS SPECIAL SITUATIONS FUND
June 30, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            COMMON STOCKS--87.6%
            BASIC MATERIALS--2.3%
   38,500   Boise Cascade Corporation                          $  1,359,531     $    74
   14,500   ChemFirst, Inc.                                         393,312          21
   34,300   *ChiRex, Inc.                                           407,312          22
   34,300   *Gaylord Container Corporation - Class "A"              263,681          14
   34,300   Lilly Industries, Inc. - Class "A"                      690,287          38
   26,100   Louisiana-Pacific Corporation                           551,362          30
   22,800   Schulman (A.), Inc.                                     561,450          31
---------------------------------------------------------------------------------------
                                                                  4,226,935         230
---------------------------------------------------------------------------------------
            CAPITAL GOODS--10.1%
   69,400   AGCO Corporation                                      2,494,062         136
   10,400   AMCOL International Corporation                         188,500          10
   43,200   *American Residential Services, Inc.                  1,004,400          55
   55,800   *Checkpoint Systems, Inc.                               896,287          49
   35,800   Columbus McKinnon Corporation                           680,200          37
   40,600   Corning, Inc.                                         2,258,375         123
   69,100   *Corporate Express, Inc.                                997,631          54
   27,600   *Eastern Environmental Services, Inc.                   441,600          24
   22,800   *EVI, Inc.                                              957,600          52
   13,800   GenCorp, Inc.                                           319,125          17
   69,000   *ITEQ, Inc.                                             655,500          36
   42,700   *Jacobs Engineering Group, Inc.                       1,147,562          62
   21,600   Millipore Corporation                                   950,400          52
    1,944   *Motivepower Industries, Inc.                            31,104           2
   41,400   *Newpark Resources, Inc.                              1,397,250          76
   56,100   *Philip Services Corporation                            890,587          48
   54,200   *U.S. Office Products Company                         1,656,487          90
   58,600   *US Filter Corporation                                1,596,850          87
---------------------------------------------------------------------------------------
                                                                 18,563,520       1,010
---------------------------------------------------------------------------------------
            COMMUNICATION SERVICES--.1%
    3,200   *Brooks Fiber Properties, Inc.                          108,000           6
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS SPECIAL SITUATIONS FUND
June 30, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CONSUMER CYCLICALS--14.4%
   32,200   Adidas AG (ADR) (Note 5)                           $  1,783,207     $    97
   53,300   *BMC West Corporation                                   652,925          36
   95,900   *Checkfree Corporation                                1,690,237          92
   55,300   *CUC International, Inc.                              1,427,431          78
   10,300   *Dress Barn, Inc.                                       200,850          11
   54,200   *Eagle Hardware & Garden, Inc.                        1,239,825          67
   63,400   *Extended Stay America, Inc.                            998,550          54
   27,000   *Federated Department Stores, Inc.                      938,250          51
   43,100   *Friedman's, Inc. - Class "A"                           985,912          54
   28,200   *Hibbett Sporting Goods, Inc.                           507,600          28
   52,500   *Homegate Hospitality, Inc.                             511,875          28
   65,100   Innkeepers USA Trust                                    976,500          53
  112,700   *Lithia Motors, Inc. - Class "A"                      1,239,700          67
   53,000   Oakwood Homes Corporation                             1,272,000          69
   49,800   *OfficeMax, Inc.                                        718,987          39
   88,900   Ogden Corporation                                     1,933,575         105
   67,700   *PETsMART, Inc.                                         778,550          42
   47,700   *Prime Hospitality Corporation                          942,075          51
   13,700   *Proffitt's, Inc.                                       601,087          33
   32,400   *Saks Holdings, Inc.                                    810,000          44
   47,700   *Scientific Games Holdings Corporation                  983,812          53
   76,000   *The Finish Line, Inc. - Class "A"                    1,111,500          60
   50,700   *The Neiman Marcus Group, Inc.                        1,330,875          72
   28,400   TJ International, Inc.                                  667,400          36
   71,300   *Travis Boats & Motors, Inc.                            935,812          51
  173,900   *USCI, Inc.                                             695,600          38
   35,200   *Vans, Inc.                                             532,400          29
---------------------------------------------------------------------------------------
                                                                 26,466,535       1,438
---------------------------------------------------------------------------------------
            CONSUMER STAPLES--8.4%
   17,800   *American Radio Systems Corporation                     709,775          39
   34,400   Apple South, Inc.                                       524,600          29
   60,200   *Cinar Films, Inc. - Class "B"                        1,956,500         106
   21,600   *Evergreen Media Corporation - Class "A"                963,900          52
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            CONSUMER STAPLES (continued)
  166,400   *Four Media Corporation                            $  1,289,600     $    70
   37,800   Gaylord Entertainment Company - Class "A"               871,762          47
   86,900   *Metromedia International Group                       1,097,112          60
   59,400   Richfood Holdings, Inc.                               1,544,400          84
   51,500   Rite Aid Corporation                                  2,568,562         140
   38,000   *Steiner Leisure Ltd.                                 1,059,250          58
   92,250   *Tele-Communications, Inc. Liberty Media Group -
              Series "A"                                          2,190,937         119
   46,300   The Rival Company                                       682,925          37
---------------------------------------------------------------------------------------
                                                                 15,459,323         841
---------------------------------------------------------------------------------------
            ENERGY--6.1%
   39,000   *Cliffs Drilling Company                              1,423,500          77
   24,900   *Falcon Drilling Company, Inc.                        1,434,862          78
   40,700   *Global Industries Ltd.                                 950,728          52
   62,300   *Nabors Industries, Inc.                              1,557,500          85
   49,800   *Patterson Energy, Inc.                               2,259,675         123
   31,400   *Precision Drilling Corporation - Class "A"           1,518,975          83
   35,600   *Trico Marine Services, Inc.                            776,525          42
   58,800   *Veritas DGC, Inc.                                    1,323,000          72
---------------------------------------------------------------------------------------
                                                                 11,244,765         612
---------------------------------------------------------------------------------------
            FINANCIAL--12.8%
   25,350   Aames Financial Corporation                             468,975          25
   89,000   Ambassador Apartments, Inc.                           2,213,875         120
    7,400   *AmeriCredit Corporation                                155,400           8
   27,600   Centura Banks, Inc.                                   1,266,150          69
   31,900   Charter One Financial, Inc.                           1,718,613          93
   34,500   Commercial Federal Corporation                        1,280,813          70
   34,060   Conseco, Inc.                                         1,260,220          69
   52,100   *HealthCare Financial Partners, Inc.                  1,061,538          58
   89,100   *Imperial Credit Industries, Inc.                     1,832,119         100
  100,800   Interpool, Inc.                                       1,486,800          81
   30,308   Mercantile Bancorporation, Inc.                       1,841,211         100
   17,200   *New Century Financial Corporation                      249,400          14
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS SPECIAL SITUATIONS FUND
June 30, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            FINANCIAL (continued)
   64,900   *NHP, Inc.                                         $  1,460,250     $    79
   31,400   North American Mortgage Company                         743,788          40
   18,000   Redwood Trust, Inc.                                     841,500          46
   51,500   Resources Bancshares Mortgage Group, Inc.             1,017,125          55
   44,600   The Money Store, Inc.                                 1,279,463          70
   50,100   Titan International, Inc.                               883,013          48
   29,000   USF&G Corporation                                       696,000          38
   27,500   Washington Federal Savings & Loan Associaton            706,406          38
   69,100   Westfield America, Inc.                               1,166,063          63
---------------------------------------------------------------------------------------
                                                                 23,628,722       1,284
---------------------------------------------------------------------------------------
            HEALTHCARE--9.6%
   53,800   *Atrix Laboratories, Inc.                               659,050          36
   16,400   *Centocor, Inc.                                         509,425          28
   49,900   *CIMA Labs, Inc.                                        205,838          11
   20,600   *Cohr, Inc.                                             386,250          21
   28,000   DENTSPLY International, Inc.                          1,372,000          75
   75,600   *FPA Medical Management, Inc.                         1,790,775          97
   33,000   *Genesis Health Ventures, Inc.                        1,113,750          61
   69,900   *Gensia Sicor, Inc.                                     310,181          17
   31,400   *HCIA, Inc.                                           1,051,900          57
   39,000   *Health Care and Retirement Corporation               1,301,625          71
   71,800   *Health Systems Design Corporation                      475,675          26
   60,200   *Kensey Nash Corporation                                647,150          35
   36,000   *Ligand Pharmaceuticals - Class "B"                     463,500          25
   41,200   *Norland Medical Systems, Inc.                          448,050          24
   43,200   *Pediatric Services of America, Inc.                    869,400          47
   56,000   *Physician Support Systems, Inc.                        686,000          37
   58,000   *Physicians Resource Group, Inc.                        522,000          28
    5,200   *Quintiles Transnational Corporation                    362,050          20
   45,100   *RoTech Medical Corporation                             904,819          49
   46,500   *Sunquest Information Systems, Inc.                     697,500          38
   52,300   *US Bioscience, Inc.                                    503,388          27
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
                                                                             $10,000 OF
   SHARES   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            HEALTHCARE (continued)
   42,600   *Vencor, Inc.                                      $  1,799,850     $    98
  108,200   *VidaMed, Inc.                                          547,763          30
---------------------------------------------------------------------------------------
                                                                 17,627,939         958
---------------------------------------------------------------------------------------
            TECHNOLOGY--22.9%
   53,300   *ACE*COMM Corporation                                 1,046,013          57
   60,200   *Adaptec, Inc.                                        2,091,950         114
   44,800   *Alliance Semiconductor Corporation                     366,800          20
   26,600   *Altera Corporation                                   1,343,300          73
   19,100   *Ascend Communications, Inc.                            752,063          41
   33,100   *Atmel Corporation                                      926,800          50
   34,500   *BISYS Group, Inc.                                    1,440,375          78
   13,800   *CFM Technologies, Inc.                                 451,950          25
   18,800   *Cisco Systems, Inc.                                  1,261,950          69
   46,700   *Credence Systems Corporation                         1,398,081          76
   27,500   *Cylink Corporation                                     312,813          17
   67,800   ECI Telecommunications                                2,017,050         110
   24,800   *Elexsys International, Inc.                            415,400          23
   51,000   *EMC Corporation                                      1,989,000         108
   46,300   Ericsson (L.M.) Telephone Co. - Class "B" (ADR)       1,823,063          99
   34,700   *Etec Systems, Inc.                                   1,487,763          81
   20,600   *Hadco Corporation                                    1,349,300          73
   38,200   *Integrated Device Technology, Inc.                     401,100          22
    8,000   Intel Corporation                                     1,134,500          62
   38,000   *Kent Electronics Corporation                         1,394,125          76
   10,300   *Microsoft Corporation                                1,301,663          71
   15,900   *MicroTouch Systems, Inc.                               365,700          20
   24,300   Motorola, Inc.                                        1,846,800         100
   17,800   *Network Appliance, Inc.                                676,400          37
   66,700   *Network General Corporation                            992,163          54
   22,200   Nokia Corporation - Class "A" (ADR)                   1,637,250          89
   30,700   *Octel Communications Corporation                       719,531          39
   31,125   *Oracle Corporation                                   1,567,922          85
   31,900   *PairGain Technologies, Inc.                            494,450          27
---------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS SPECIAL SITUATIONS FUND
June 30, 1997

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
   SHARES                                                                      FOR EACH
       OR                                                                    $10,000 OF
 WARRANTS   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            TECHNOLOGY (continued)
   17,300   *Proxim, Inc.                                      $    419,525     $    23
   42,200   *Saville Systems Ireland PLC (ADR)                    2,194,400         119
   60,400   Scientific-Atlanta, Inc.                              1,321,250          72
   27,500   *Sterling Commerce, Inc.                                904,063          49
   28,600   *Synopsys, Inc.                                       1,051,050          57
  166,700   *SystemSoft Corporation                               1,792,025          97
   20,600   *Versant Object Technology Corporation                  123,600           7
   31,900   *XcelleNet, Inc.                                        522,363          28
   44,800   *Xylan Corporation                                      761,600          41
---------------------------------------------------------------------------------------
                                                                 42,095,151       2,289
---------------------------------------------------------------------------------------
            TRANSPORTATION--.9%
   21,500   *Landstar System, Inc.                                  604,688          33
  167,000   Transportacion Maritima Mexicana SA de C.V. -
              Class "L" (ADR)                                     1,033,313          56
---------------------------------------------------------------------------------------
                                                                  1,638,001          89
---------------------------------------------------------------------------------------
            TOTAL VALUE OF COMMON STOCKS (cost $129,543,747)    161,058,891       8,757
---------------------------------------------------------------------------------------
            CONVERTIBLE PREFERRED STOCKS--.8%
            FINANCIAL
   52,700   Excel Realty Trust, Inc., "A" $2.125 (cost
              $1,317,500)                                         1,436,075          78
---------------------------------------------------------------------------------------
            WARRANTS--.0%
            CAPITAL GOODS
      307   *Morrison Knudsen Corporation (expiring 3/11/03)
              (cost $0)                                               1,919          --
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                                                 AMOUNT
                                                                               INVESTED
                                                                               FOR EACH
PRINCIPAL                                                                    $10,000 OF
   AMOUNT   SECURITY                                                  VALUE  NET ASSETS
---------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--11.2%
$   4,100M  Carolina Power & Light Co., 5.53%, 7/24/97         $  4,085,514     $   222
    2,000M  Dow Chemical Co., 5.50%, 7/11/97                      1,996,945         109
    3,500M  NYNEX Credit Corp., 5.52%, 7/25/97                    3,487,120         190
    6,000M  Potomac Electric & Power Co., 5.45%, 7/25/97          5,977,880         325
    5,200M  Prudential Funding Corp., 5.54%, 7/29/97              5,177,592         281
---------------------------------------------------------------------------------------
            TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost
             $20,725,051)                                        20,725,051       1,127
---------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $151,586,298)          99.6%   183,221,936       9,962
OTHER ASSETS, LESS LIABILITIES                            .4        691,134          38
---------------------------------------------------------------------------------------
NET ASSETS                                             100.0%  $183,913,070     $10,000
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS TOTAL RETURN FUND
June 30, 1997

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                           $10,000 OF
  SHARES   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           COMMON STOCKS--65.8%
           BASIC MATERIALS--1.6%
  10,200   Du Pont (E.I.) de Nemours & Company                $   641,325     $   101
  17,200   Louisiana-Pacific Corporation                          363,350          57
-------------------------------------------------------------------------------------
                                                                1,004,675         158
-------------------------------------------------------------------------------------
           CAPITAL GOODS--9.8%
  11,800   AGCO Corporation                                       424,062          67
   4,400   Boeing Company                                         233,475          37
  23,100   *Checkpoint Systems, Inc.                              371,044          59
   9,200   Corning, Inc.                                          511,750          81
  23,500   *Corporate Express, Inc.                               339,281          54
  10,100   Foster Wheeler Corporation                             409,050          65
  14,600   General Electric Company                               954,475         151
  30,400   *Miller Industries, Inc.                               486,400          77
   8,000   Millipore Corporation                                  352,000          56
     396   *Motivepower Industries, Inc.                            6,336           1
   8,100   Thomas & Betts Corporation                             425,756          67
   3,800   Tyco International Ltd.                                264,337          42
   3,200   United Technologies Corporation                        265,600          42
   7,800   *US Filter Corporation                                 212,550          34
  15,900   *USA Waste Services, Inc.                              614,137          97
   7,000   York International Corporation                         322,000          51
-------------------------------------------------------------------------------------
                                                                6,192,253         981
-------------------------------------------------------------------------------------
           COMMUNICATION SERVICES--2.4%
   4,000   A T & T Corporation                                    140,250          22
   5,100   Bell Atlantic Corporation                              386,962          61
   7,300   BellSouth Corporation                                  338,537          54
   7,000   GTE Corporation                                        307,125          49
   6,000   SBC Communications, Inc.                               371,250          59
-------------------------------------------------------------------------------------
                                                                1,544,124         245
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                           $10,000 OF
  SHARES   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           CONSUMER CYCLICALS--8.7%
   3,700   Adidas AG (ADR) (Note 5)                           $   204,903     $    32
  16,500   *Bed Bath & Beyond, Inc.                               501,187          79
  25,900   *Checkfree Corporation                                 456,487          72
  11,700   *Coldwater Creek, Inc.                                 304,200          48
   8,600   *Federated Department Stores, Inc.                     298,850          47
   7,050   Hasbro, Inc.                                           200,044          32
   4,300   Home Depot, Inc.                                       296,431          47
  67,100   *Homegate Hospitality, Inc.                            654,225         103
  29,400   Innkeepers USA Trust                                   441,000          70
   9,300   *Lear Corporation                                      412,687          65
   7,300   Masco Corporation                                      304,775          48
  19,700   Ogden Corporation                                      428,475          68
  25,300   *Prime Hospitality Corporation                         499,675          79
   5,400   Tribune Company                                        259,537          41
   6,800   Wal-Mart Stores, Inc.                                  229,925          36
-------------------------------------------------------------------------------------
                                                                5,492,401         867
-------------------------------------------------------------------------------------
           CONSUMER NON-DURABLES--.5%
   9,875   *Consolidated Stores Corporation                       343,156          54
-------------------------------------------------------------------------------------
           CONSUMER STAPLES--9.2%
   5,200   Anheuser-Busch Companies, Inc.                         218,075          35
   8,600   Coca-Cola Company                                      580,500          92
   4,000   ConAgra, Inc.                                          256,500          41
   2,800   CPC International, Inc.                                258,475          41
   5,700   Gillette Company                                       540,075          85
   4,200   Kimberly-Clark Corporation                             208,950          33
  10,100   McCormick & Company, Inc.                              255,025          40
  14,700   PepsiCo, Inc.                                          552,169          87
   3,400   Procter & Gamble Company                               480,250          76
  12,600   Richfood Holdings, Inc.                                327,600          52
   5,300   *Steiner Leisure Ltd.                                  147,737          23
  11,650   *Tele-Communications, Inc. Liberty Media Group -
             Series "A"                                           276,687          44
   5,400   Time Warner, Inc.                                      260,550          41
   1,500   Unilever N.V.                                          327,000          52
-------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS TOTAL RETURN FUND
June 30, 1997

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                           $10,000 OF
  SHARES   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           CONSUMER STAPLES (continued)
  13,700   *US West Media Group                               $   277,425     $    44
   4,900   Walt Disney Company                                    393,225          62
  17,900   Whitman Corporation                                    429,600          68
-------------------------------------------------------------------------------------
                                                                5,789,843         916
-------------------------------------------------------------------------------------
           ENERGY--4.0%
   2,500   Amoco Corporation                                      217,344          34
   4,100   Chevron Corporation                                    303,144          48
   8,000   Exxon Corporation                                      492,000          78
   5,400   Mobil Corporation                                      377,325          60
  11,600   Royal Dutch Petroleum Company                          630,750         100
   2,150   Schlumberger Ltd.                                      268,750          43
   6,050   Williams Companies, Inc.                               264,687          42
-------------------------------------------------------------------------------------
                                                                2,554,000         405
-------------------------------------------------------------------------------------
           FINANCIAL--11.4%
  18,400   Aames Financial Corporation                            340,400          54
  12,500   Ambassador Apartments, Inc.                            310,937          49
   3,400   American Express Company                               253,300          40
  11,800   American Financial Group, Inc.                         500,763          79
   3,200   American International Group, Inc.                     478,000          76
   5,000   BankAmerica Corporation                                322,813          51
   3,000   BankBoston Corporation                                 216,188          34
   4,900   Chase Manhattan Corporation                            475,606          75
   4,800   Citicorp                                               578,700          92
   6,600   Conseco, Inc.                                          244,200          39
  16,300   Fannie Mae                                             711,088         112
   3,700   First Union Corporation                                342,250          54
   5,700   Freddie Mac                                            195,938          31
  15,500   *Imperial Credit Industries, Inc.                      318,719          50
   5,700   Norwest Corporation                                    320,625          51
   8,000   Redwood Trust, Inc.                                    374,000          59
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
                                                                             INVESTED
                                                                             FOR EACH
                                                                           $10,000 OF
  SHARES   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           FINANCIAL (continued)
  25,500   The Money Store, Inc.                              $   731,531     $   116
  20,800   USF&G Corporation                                      499,200          79
-------------------------------------------------------------------------------------
                                                                7,214,258       1,141
-------------------------------------------------------------------------------------
           HEALTHCARE--6.8%
   4,600   Abbott Laboratories                                    307,050          49
   3,800   American Home Products Corporation                     290,700          46
   3,600   Amgen, Inc.                                            209,250          33
   6,100   Bristol-Myers Squibb Company                           494,100          78
   7,100   DENTSPLY International, Inc.                           347,900          55
   7,200   Eli Lilly & Company                                    787,050         124
   9,800   *Genesis Health Ventures, Inc.                         330,750          52
   5,600   Johnson & Johnson                                      360,500          57
   4,600   Merck & Company, Inc.                                  476,100          75
   7,400   *Vencor, Inc.                                          312,650          49
   2,900   Warner-Lambert Company                                 360,325          57
-------------------------------------------------------------------------------------
                                                                4,276,375         675
-------------------------------------------------------------------------------------
           TECHNOLOGY--10.1%
  12,000   *Adaptec, Inc.                                         417,000          66
  13,500   AVX Corporation                                        364,500          58
   2,000   *Cadence Design Systems, Inc.                           67,000          11
   3,900   *Cisco Systems, Inc.                                   261,788          41
  14,500   *Credence Systems Corporation                          434,094          69
   9,900   *EMC Corporation                                       386,100          61
  10,800   Ericsson (L.M.) Telephone Co. - Class "B" (ADR)        425,250          67
   5,000   First Data Corporation                                 219,688          35
   4,600   Hewlett-Packard Company                                257,600          41
   3,400   Intel Corporation                                      482,163          76
  10,100   *Kent Electronics Corporation                          370,544          59
   6,200   *Micron Technology, Inc.                               247,613          39
   5,500   *Microsoft Corporation                                 695,063         110
   7,200   Motorola, Inc.                                         547,200          87
   5,600   Nokia Corporation - Class "A" (ADR)                    413,000          65
-------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS TOTAL RETURN FUND
June 30, 1997

-------------------------------------------------------------------------------------
                                                                               AMOUNT
  SHARES                                                                     INVESTED
      OR                                                                     FOR EACH
PRINCIPAL                                                                  $10,000 OF
  AMOUNT   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           TECHNOLOGY (continued)
   8,900   *Sun Microsystems, Inc.                            $   331,247     $    52
  28,100   *SystemSoft Corporation                                302,075          48
   1,900   Texas Instruments, Inc.                                159,719          25
-------------------------------------------------------------------------------------
                                                                6,381,644       1,010
-------------------------------------------------------------------------------------
           UTILITIES--1.3%
   4,700   FPL Group, Inc.                                        216,494          34
  18,700   Sierra Pacific Resources                               598,400          95
-------------------------------------------------------------------------------------
                                                                  814,894         129
-------------------------------------------------------------------------------------
           TOTAL VALUE OF COMMON STOCKS (cost $31,106,537)     41,607,623       6,581
-------------------------------------------------------------------------------------
           CORPORATE BONDS--11.4%
           AUTOMOTIVE--.8%
$    500M  Titan Wheel International, Inc., 8.75%, 2007           515,000          81
-------------------------------------------------------------------------------------
           CHEMICALS--1.2%
     650M  Rexene Corp., 11.75%, 2004                             737,750         117
-------------------------------------------------------------------------------------
           CONTAINERS/PACKAGING--.8%
     500M  PrintPack, Inc., 9.875%, 2004                          522,500          83
-------------------------------------------------------------------------------------
           ELECTRICAL EQUIPMENT--1.0%
     600M  Essex Group, Inc., 10%, 2003                           630,000         100
-------------------------------------------------------------------------------------
           ENTERTAINMENT/LEISURE--1.6%
   1,000M  AMC Entertainment, Inc., 9.50%, 2009                 1,022,500         162
-------------------------------------------------------------------------------------
           FINANCIAL SERVICES--.8%
     500M  NationsBank Corp., 8.125%, 2002                        527,195          83
-------------------------------------------------------------------------------------
           FOOD/BEVERAGE/TOBACCO--1.0%
     600M  Universal Corp., 9.25%, 2001                           643,994         102
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                               AMOUNT
PRINCIPAL                                                                    INVESTED
  AMOUNT                                                                     FOR EACH
      OR                                                                   $10,000 OF
WARRANTS   SECURITY                                                 VALUE  NET ASSETS
-------------------------------------------------------------------------------------
           HEALTHCARE--1.8%
$    600M  Healthsouth Rehabilitation Corp., 9.50%, 2001      $   633,000     $   100
     425M  Tenet Healthcare Corp., 10.125%, 2005                  463,250          73
-------------------------------------------------------------------------------------
                                                                1,096,250         173
-------------------------------------------------------------------------------------
           MEDIA/CABLE TELEVISION--1.0%
     600M  Rogers Communication, Inc., 10.875%, 2004              631,500         100
-------------------------------------------------------------------------------------
           MISCELLANEOUS--.4%
     250M  Iron Mountain, Inc., 10.125%, 2006                     265,625          42
-------------------------------------------------------------------------------------
           TELECOMMUNICATIONS--1.0%
     750M  MFS Communications Co., Inc., 0%-8.875%, 2006          595,313          94
-------------------------------------------------------------------------------------
           TOTAL VALUE OF CORPORATE BONDS (cost $6,842,416)     7,187,627       1,137
-------------------------------------------------------------------------------------
           WARRANTS--.0%
           CAPITAL GOODS
      62   *Morrison Knudsen Corporation (expiring 3/11/03)
             (cost $0)                                                387          --
-------------------------------------------------------------------------------------
           U.S. GOVERNMENT OBLIGATIONS--12.7%
$  7,000M  United States Treasury Note, 6.50%, 2002             7,028,434       1,112
   1,000M  United States Treasury Note, 6.625%, 2002            1,009,375         159
-------------------------------------------------------------------------------------
           TOTAL VALUE OF U.S. GOVERNMENT OBLIGATIONS (cost
            $8,005,352)                                         8,037,809       1,271
-------------------------------------------------------------------------------------
           SHORT-TERM CORPORATE NOTES--9.5%
   1,800M  Dresser Industries, Inc., 5.53%, 7/18/97             1,795,300         284
   1,200M  HJ Heinz Co., 5.55%, 7/24/97                         1,195,745         189
   1,200M  NYNEX, 5.55%, 7/2/97                                 1,199,815         190
   1,800M  Southern California Edison Co., 5.52%, 7/25/97       1,793,376         284
-------------------------------------------------------------------------------------
           TOTAL VALUE OF SHORT-TERM CORPORATE NOTES (cost
            $5,984,236)                                         5,984,236         947
-------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $51,938,541)          99.4%   62,817,682       9,936
OTHER ASSETS, LESS LIABILITIES                           .6       403,899          64
-------------------------------------------------------------------------------------
NET ASSETS                                            100.0%  $63,221,581     $10,000
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES
FIRST INVESTORS SERIES FUND
June 30, 1997

-----------------------------------------------------------------------------------------------------------------
                                                             INSURED
                                                        INTERMEDIATE     INVESTMENT        SPECIAL          TOTAL
                                            BLUE CHIP     TAX EXEMPT          GRADE     SITUATIONS         RETURN
                                                 FUND           FUND           FUND           FUND           FUND
-----------------------------------------------------------------------------------------------------------------
ASSETS
Investment in securities:
  At identified cost...................  $229,674,341   $  7,476,515   $ 45,039,978   $151,586,298   $ 51,938,541
                                         ------------   ------------   ------------   ------------   ------------
                                         ------------   ------------   ------------   ------------   ------------
  At value (Note 1A)...................  $320,579,821   $  7,803,230   $ 45,458,404   $183,221,936   $ 62,817,682
Cash...................................     8,165,761        195,110        259,204        899,297        185,193
Receivables:
  Interest and dividends...............       199,580        106,382        862,471        121,474        228,152
  Trust shares sold....................     1,265,713            703        189,301        518,906        198,811
  Investment securities sold...........       927,574             --             --        644,183             --
Other assets...........................           511             --             64             32            394
                                         ------------   ------------   ------------   ------------   ------------
Total Assets...........................   331,138,960      8,105,425     46,769,444    185,405,828     63,430,232
                                         ------------   ------------   ------------   ------------   ------------
LIABILITIES
Payables:
  Trust shares redeemed................       422,154         11,300         85,793        386,901        139,275
  Investment securities purchased......     2,007,540             --             --        933,451             --
  Dividend payable.....................            --         31,858        231,490             --             --
Accrued advisory fee...................       200,685          3,293         25,213        111,653         38,949
Accrued expenses.......................        84,363          4,370         17,014         60,753         30,427
                                         ------------   ------------   ------------   ------------   ------------
Total Liabilities......................     2,714,742         50,821        359,510      1,492,758        208,651
                                         ------------   ------------   ------------   ------------   ------------
NET ASSETS.............................  $328,424,218   $  8,054,604   $ 46,409,934   $183,913,070   $ 63,221,581
                                         ------------   ------------   ------------   ------------   ------------
                                         ------------   ------------   ------------   ------------   ------------
NET ASSETS CONSIST OF:
Capital paid in........................  $220,674,673   $  7,949,554   $ 45,990,338   $142,921,679   $ 49,314,495
Undistributed net investment income
  (deficit)............................       415,799          4,534         16,279       (430,275)       391,800
Accumulated net realized gain (loss) on
  investment transactions..............    16,428,266       (226,199)       (15,109)     9,786,028      2,636,145
Net unrealized appreciation in value of
  investments..........................    90,905,480        326,715        418,426     31,635,638     10,879,141
                                         ------------   ------------   ------------   ------------   ------------
Total..................................  $328,424,218   $  8,054,604   $ 46,409,934   $183,913,070   $ 63,221,581
                                         ------------   ------------   ------------   ------------   ------------
                                         ------------   ------------   ------------   ------------   ------------
NET ASSETS:
  Class A..............................  $301,830,672   $  7,320,464   $ 43,841,610   $171,698,551   $ 61,643,331
  Class B..............................  $ 26,593,546   $    734,140   $  2,568,324   $ 12,214,519   $  1,578,250
TRUST SHARES OUTSTANDING (Note 4):
  Class A..............................    13,336,529      1,263,842      4,436,748      7,677,357      4,320,196
  Class B..............................     1,184,038        126,618        259,698        555,733        111,554
NET ASSET VALUE AND REDEMPTION PRICE
  PER SHARE - CLASS A..................  $      22.63   $       5.79   $       9.88   $      22.36   $      14.27
                                               ------          -----          -----         ------         ------
                                               ------          -----          -----         ------         ------
MAXIMUM OFFERING PRICE PER
  SHARE - CLASS A
  (Net asset value/.9375)*.............  $      24.14   $       6.18   $      10.54   $      23.85   $      15.22
                                               ------          -----         ------         ------         ------
                                               ------          -----         ------         ------         ------
NET ASSET VALUE AND OFFERING PRICE PER
  SHARE - CLASS B (Note 4).............  $      22.46   $       5.80   $       9.89   $      21.98   $      14.15
                                               ------          -----          -----         ------         ------
                                               ------          -----          -----         ------         ------

* On purchases of $25,000 or more, the sales charge is reduced.

                       See notes to financial statements

STATEMENT OF OPERATIONS
FIRST INVESTORS SERIES FUND
Six Months Ended June 30, 1997

------------------------------------------------------------------------------------------------------
                                                           INSURED
                                                      INTERMEDIATE  INVESTMENT     SPECIAL       TOTAL
                                           BLUE CHIP    TAX EXEMPT       GRADE  SITUATIONS      RETURN
                                                FUND          FUND        FUND        FUND        FUND
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Income:
  Interest.............................  $   724,652  $    221,580  $1,721,360  $  426,320  $  683,862
  Dividends............................    2,037,082            --          --     490,560     305,427
                                         -----------  ------------  ----------  ----------  ----------
Total income...........................    2,761,734       221,580   1,721,360     916,880     989,289
                                         -----------  ------------  ----------  ----------  ----------
Expenses (Notes 1 and 3):
  Advisory fee.........................    1,446,110        24,132     176,250     845,942     296,802
  Shareholder servicing costs..........      441,385         4,724      72,383     368,725     103,621
  Distribution plan expenses - Class
    A..................................      401,745        11,078      66,825     237,730      87,099
  Distribution plan expenses - Class
    B..................................      106,960         3,289      12,248      53,509       6,476
  Reports and notices to
    shareholders.......................       31,620           182       2,491      20,806       5,359
  Professional fees....................       20,920         1,670       5,146      14,024       9,565
  Custodian fees.......................       15,810         1,046       7,341      12,489      20,870
  Other expenses.......................       38,742         1,740       6,334      17,905       2,268
                                         -----------  ------------  ----------  ----------  ----------
Total expenses.........................    2,503,292        47,861     349,018   1,571,130     532,060
Less: Expenses waived or assumed.......     (361,528)      (23,409)    (80,531)   (211,486)    (74,201)
     Custodian fees paid indirectly....      (15,810)       (1,046)     (1,383)    (12,489)     (1,290)
                                         -----------  ------------  ----------  ----------  ----------
Net expenses...........................    2,125,954        23,406     267,104   1,347,155     456,569
                                         -----------  ------------  ----------  ----------  ----------
Net investment income (loss)...........      635,780       198,174   1,454,256    (430,275)    532,720
                                         -----------  ------------  ----------  ----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 2):
Net realized gain (loss) on
  investments..........................   16,428,266        (1,179)    (15,109)  9,897,519   2,662,463
Net unrealized appreciation
  (depreciation) of investments........   27,335,025         1,522    (233,976)  3,956,812   3,591,416
                                         -----------  ------------  ----------  ----------  ----------
Net gain (loss) on investments.........   43,763,291           343    (249,085) 13,854,331   6,253,879
                                         -----------  ------------  ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS............  $44,399,071  $    198,517  $1,205,171  $13,424,056 $6,786,599
                                         -----------  ------------  ----------  ----------  ----------
                                         -----------  ------------  ----------  ----------  ----------

                       See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS
FIRST INVESTORS SERIES FUND

--------------------------------------------------------------------------------------------
                                                                             INSURED
                                                  BLUE CHIP                INTERMEDIATE
                                                     FUND                TAX EXEMPT FUND
                                          --------------------------  ----------------------
                                             1/1/97 TO     1/1/96 TO   1/1/97 TO   1/1/96 TO
                                               6/30/97      12/31/96     6/30/97    12/31/96
----------------------------------------  ------------  ------------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
  Net investment income (loss)..........  $    635,780  $  1,571,720  $  198,174  $  369,402
  Net realized gain (loss) on
    investments.........................    16,428,266    13,853,283      (1,179)    (13,642)
  Net unrealized appreciation
    (depreciation) of investments.......    27,335,025    25,028,855       1,522     (65,142)
                                          ------------  ------------  ----------  ----------
    Net increase in net assets resulting
      from operations...................    44,399,071    40,453,858     198,517     290,618
                                          ------------  ------------  ----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income - Class A.......      (255,555)   (1,797,674)   (183,443)   (348,573)
  Net investment income - Class B.......            --       (32,262)    (12,945)    (20,249)
  Net realized gains - Class A..........            --   (12,932,431)         --          --
  Net realized gains - Class B..........            --      (920,852)         --          --
                                          ------------  ------------  ----------  ----------
    Total distributions.................      (255,555)  (15,683,219)   (196,388)   (368,822)
                                          ------------  ------------  ----------  ----------
TRUST SHARE TRANSACTIONS(a)
Class A:
  Proceeds from shares sold.............    41,398,971    59,240,476     830,762   1,414,425
  Value of distributions reinvested.....       252,367    14,593,546     106,831     259,914
  Cost of shares redeemed...............   (20,535,435)  (27,930,727) (1,033,378) (1,203,575)
                                          ------------  ------------  ----------  ----------
                                            21,115,903    45,903,295     (95,785)    470,764
                                          ------------  ------------  ----------  ----------
Class B:
  Proceeds from shares sold.............     7,629,301    10,411,903     122,975     341,636
  Value of distributions reinvested.....            --       949,486       6,169       8,017
  Cost of shares redeemed...............    (1,327,727)     (924,914)     (9,231)   (108,807)
                                          ------------  ------------  ----------  ----------
                                             6,301,574    10,436,475     119,913     240,846
                                          ------------  ------------  ----------  ----------
  Net increase (decrease) from trust
    share transactions..................    27,417,477    56,339,770      24,128     711,610
                                          ------------  ------------  ----------  ----------
    Net increase (decrease) in net
      assets............................    71,560,993    81,110,409      26,257     633,406
NET ASSETS
  Beginning of period...................   256,863,225   175,752,816   8,028,347   7,394,941
                                          ------------  ------------  ----------  ----------
  End of period+........................  $328,424,218  $256,863,225  $8,054,604  $8,028,347
                                          ------------  ------------  ----------  ----------
                                          ------------  ------------  ----------  ----------
+Includes undistributed net investment
 income (deficit) of....................  $    415,799  $     35,574  $    4,534  $    2,748
                                          ------------  ------------  ----------  ----------
                                          ------------  ------------  ----------  ----------
(a)TRUST SHARES ISSUED AND REDEEMED
Class A:
  Sold..................................     1,993,108     3,180,586     144,360     245,693
  Issued for distributions reinvested...        12,675       752,243      18,554      45,078
  Redeemed..............................      (990,122)   (1,501,552)   (179,638)   (209,235)
                                          ------------  ------------  ----------  ----------
  Net increase (decrease) in Class A
    shares outstanding..................     1,015,661     2,431,277     (16,724)     81,536
                                          ------------  ------------  ----------  ----------
                                          ------------  ------------  ----------  ----------
Class B:
  Sold..................................       370,033       559,282      21,363      58,860
  Issued for distributions reinvested...            --        49,071       1,071       1,391
  Redeemed..............................       (64,375)      (49,439)     (1,602)    (19,041)
                                          ------------  ------------  ----------  ----------
  Net increase in Class B shares
    outstanding.........................       305,658       558,914      20,832      41,210
                                          ------------  ------------  ----------  ----------
                                          ------------  ------------  ----------  ----------

                       See notes to financial statements

------------------------------------------------------------------------------------------------------------------------

                                              INVESTMENT GRADE          SPECIAL SITUATIONS            TOTAL RETURN
                                                    FUND                       FUND                       FUND
                                          ------------------------  --------------------------  ------------------------
                                            1/1/97 TO    1/1/96 TO     1/1/97 TO     1/1/96 TO    1/1/97 TO    1/1/96 TO
                                              6/30/97     12/31/96       6/30/97      12/31/96      6/30/97     12/31/96
----------------------------------------  -----------  -----------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
  Net investment income (loss)..........  $ 1,454,256  $ 3,033,842  $   (430,275) $   (248,261) $   532,720  $ 1,630,129
  Net realized gain (loss) on
    investments.........................      (15,109)     108,990     9,897,519     9,162,648    2,662,463    4,564,414
  Net unrealized appreciation
    (depreciation) of investments.......     (233,976)  (2,054,202)    3,956,812     7,926,160    3,591,416     (470,679)
                                          -----------  -----------  ------------  ------------  -----------  -----------
    Net increase in net assets resulting
      from operations...................    1,205,171    1,088,630    13,424,056    16,840,547    6,786,599    5,723,864
                                          -----------  -----------  ------------  ------------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income - Class A.......   (1,379,610)  (2,965,537)           --            --     (238,695)  (1,672,752)
  Net investment income - Class B.......      (67,661)     (95,970)           --            --       (3,748)     (20,249)
  Net realized gains - Class A..........           --      (79,969)           --    (8,473,398)          --   (4,504,684)
  Net realized gains - Class B..........           --       (4,021)           --      (552,560)          --      (82,687)
                                          -----------  -----------  ------------  ------------  -----------  -----------
    Total distributions.................   (1,447,271)  (3,145,497)           --    (9,025,958)    (242,443)  (6,280,372)
                                          -----------  -----------  ------------  ------------  -----------  -----------
TRUST SHARE TRANSACTIONS(a)
Class A:
  Proceeds from shares sold.............    2,856,695    8,590,879    17,914,989    41,811,559    3,794,610    5,275,595
  Value of distributions reinvested.....      890,433    2,386,687            --     8,052,244      236,085    6,135,139
  Cost of shares redeemed...............   (6,068,345) (12,567,534)  (17,087,526)  (24,410,399)  (5,317,444)  (9,794,345)
                                          -----------  -----------  ------------  ------------  -----------  -----------
                                           (2,321,217)  (1,589,968)      827,463    25,453,404   (1,286,749)   1,616,389
                                          -----------  -----------  ------------  ------------  -----------  -----------
Class B:
  Proceeds from shares sold.............      349,214    1,459,481     2,249,940     5,717,918      504,506      746,950
  Value of distributions reinvested.....       38,732       78,964            --       551,266        3,748      102,924
  Cost of shares redeemed...............     (143,872)    (325,873)   (1,156,566)     (865,479)    (105,760)     (59,781)
                                          -----------  -----------  ------------  ------------  -----------  -----------
                                              244,074    1,212,572     1,093,374     5,403,705      402,494      790,093
                                          -----------  -----------  ------------  ------------  -----------  -----------
  Net increase (decrease) from trust
    share transactions..................   (2,077,143)    (377,396)    1,920,837    30,857,109     (884,255)   2,406,482
                                          -----------  -----------  ------------  ------------  -----------  -----------
    Net increase (decrease) in net
      assets............................   (2,319,243)  (2,434,263)   15,344,893    38,671,698    5,659,901    1,849,974
NET ASSETS
  Beginning of period...................   48,729,177   51,163,440   168,568,177   129,896,479   57,561,680   55,711,706
                                          -----------  -----------  ------------  ------------  -----------  -----------
  End of period+........................  $46,409,934  $48,729,177  $183,913,070  $168,568,177  $63,221,581  $57,561,680
                                          -----------  -----------  ------------  ------------  -----------  -----------
                                          -----------  -----------  ------------  ------------  -----------  -----------
+Includes undistributed net investment
  income (deficit) of...................  $    16,279  $     9,294  $   (430,275) $         --  $   391,800  $   101,523
                                          -----------  -----------  ------------  ------------  -----------  -----------
                                          -----------  -----------  ------------  ------------  -----------  -----------
(a)TRUST SHARES ISSUED AND REDEEMED
Class A:
  Sold..................................      290,796      863,456       872,635     2,056,926      284,791      403,915
  Issued for distributions reinvested...       90,767      240,179            --       388,434       18,488      476,189
  Redeemed..............................     (617,691)  (1,264,529)     (831,761)   (1,193,114)    (399,172)    (737,036)
                                          -----------  -----------  ------------  ------------  -----------  -----------
  Net increase (decrease) in Class A
    shares outstanding..................     (236,128)    (160,894)       40,874     1,252,246      (95,893)     143,068
                                          -----------  -----------  ------------  ------------  -----------  -----------
                                          -----------  -----------  ------------  ------------  -----------  -----------
Class B:
  Sold..................................       35,575      147,002       111,445       282,350       38,265       56,645
  Issued for distributions reinvested...        3,946        7,948            --        26,957          296        8,057
  Redeemed..............................      (14,610)     (32,903)      (56,618)      (42,387)      (8,111)      (4,468)
                                          -----------  -----------  ------------  ------------  -----------  -----------
  Net increase in Class B shares
    outstanding.........................       24,911      122,047        54,827       266,920       30,450       60,234
                                          -----------  -----------  ------------  ------------  -----------  -----------
                                          -----------  -----------  ------------  ------------  -----------  -----------

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
FIRST INVESTORS SERIES FUND

1. SIGNIFICANT ACCOUNTING POLICIES--The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund operates as a series fund, issuing shares of beneficial interest in the Blue Chip Fund, Insured Intermediate Tax Exempt Fund, Investment Grade Fund, Special Situations Fund, and Total Return Fund (each a "Fund") and accounts separately for the assets, liabilities and operations of each Fund. The objective of each Fund is as follows:

BLUE CHIP FUND seeks to provide investors with high total investment return consistent with the preservation of capital.

INSURED INTERMEDIATE TAX EXEMPT FUND seeks to provide a high level of interest income which is exempt from federal income tax and is not an item of tax preference for purposes of the federal alternative minimum tax.

INVESTMENT GRADE FUND seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

SPECIAL SITUATIONS FUND seeks long-term growth of capital.

TOTAL RETURN FUND seeks to provide investors with high long-term total investment return consistent with moderate investment risk.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Each security traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) is valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service which uses quotations obtained from investment dealers or brokers, and other available information in determining value. Short-term corporate notes which are purchased at a discount are valued at amortized cost. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the trustees of the Fund.

The municipal bonds in which the Insured Intermediate Tax Exempt Fund invests are traded primarily in the over-the-counter markets. Such securities are valued daily on the basis of valuations provided by a pricing service approved by the Board of Trustees. The pricing service considers security type, rating, market condition and yield data, as well as market quotations and prices provided by market makers in determining value. "When Issued Securities" are reflected in the assets of the Fund as of the date the securities are purchased.

The municipal bonds held by the Insured Intermediate Tax Exempt Fund are insured as to payment of principal and interest by the issuer or under insurance policies written by independent insurance companies. It is the intention of the Fund to retain any insured securities which are in default or in significant risk of default and to place a value on the defaulted securities equal to the value of similar securities which are not in default. The Fund may invest up to 35% of its assets in portfolio securities not covered by the insurance feature.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers), to relieve it from all, or substantially all, federal income taxes. At June 30, 1997, the Insured Intermediate Tax Exempt Fund had capital loss carryovers of $225,020, of which $160,056 expires in 2002 and $51,323 expires in 2003 and $13,641 expires in 2004.

C. Distributions to Shareholders--Dividends from net investment income to shareholders of the Insured Intermediate Tax Exempt Fund and the Investment Grade Fund are generally declared daily and paid monthly. Dividends from net investment income of the Blue Chip Fund and Total Return Fund are generally declared and paid quarterly. Dividends from net investment income of the Special Situations Fund, if any, are generally declared and paid annually. Distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, tax-exempt interest, capital loss carryforwards, and post October losses.

D. Expense Allocation--Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of the First Investors Series Fund are allocated among and charged to the assets of each Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

E. Use of Estimates--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. The Bank of New York, custodian for the Funds, has provided credits in the amount of $32,018 against custodian charges based on the uninvested cash balances of these Funds.

NOTES TO FINANCIAL STATEMENTS
FIRST INVESTORS SERIES FUND

2. SECURITY TRANSACTIONS--For the six months ended June 30, 1997, purchases and sales of securities and long-term U.S. Government obligations, excluding U.S. Treasury bills and short-term corporate notes, were as follows:

                                                                        Long-Term U.S.
                                                Securities          Government Obligations
                                         -------------------------  -----------------------
                                              Cost of     Proceeds      Cost of    Proceeds
                                            Purchases     of Sales    Purchases    of Sales
                                         ------------  -----------  -----------  ----------
Blue Chip Fund.........................  $124,964,889  $94,725,732  $        --  $       --
Insured Intermediate Tax Exempt Fund...     2,483,032    2,629,051           --          --
Investment Grade Fund..................     6,709,509    6,609,528    2,006,155   3,728,125
Special Situations Fund................    65,515,365   75,485,714           --          --
Total Return Fund......................    27,976,681   37,475,490   13,174,545   6,247,500

At June 30, 1997, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:

                                                              Gross         Gross           Net
                                            Aggregate    Unrealized    Unrealized    Unrealized
                                                 Cost  Appreciation  Depreciation  Appreciation
                                         ------------  ------------  ------------  ------------
Blue Chip Fund.........................  $229,674,341  $ 92,900,224  $  1,994,744  $ 90,905,480
Insured Intermediate Tax Exempt Fund...     7,476,515       347,603        20,888       326,715
Investment Grade Fund..................    45,039,978       810,321       391,895       418,426
Special Situations Fund................   151,586,298    39,639,264     8,003,626    31,635,638
Total Return Fund......................    51,938,541    11,678,920       799,779    10,879,141

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES--Certain officers and trustees of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Fund's Individual Retirement Accounts. Officers and trustees of the Fund received no remuneration from the Fund for serving in such capacities. Their remuneration (together with certain other expenses of the Fund) is paid by FIMCO or FIC.

The Investment Advisory Agreement provides as compensation to FIMCO for each Fund other than the Insured Intermediate Tax Exempt Fund and the Investment Grade Fund, an annual fee, payable monthly, at the rate of 1% on the first $200 million of each Funds' average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. The annual fee for the Insured Intermediate Tax Exempt Fund is payable monthly, at the rate of .60% of the Fund's average daily net assets. The annual fee for the Investment Grade Fund is payable monthly, at the rate of .75% on the first $300 million of the Fund's average daily net assets, .72% on the next $200 million, .69% on the next $250 million, and .66% on average daily net assets over $750 million. Total advisory fees accrued to FIMCO for the six months ended June 30, 1997 were $2,789,236 of which $678,758 was waived. In addition, expenses of $61,319 were assumed by FIMCO.

For the six months ended June 30, 1997, FIC, as underwriter, received $2,740,907 in commissions from the sale of Fund shares, after allowing $25,540 to other dealers. Shareholder servicing costs included $688,575 in transfer agent fees accrued to ADM and $214,463 in IRA custodian fees accrued to FFS.

Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, each Fund is authorized to pay FIC a fee equal to .30% of the average net assets of the Class A shares and 1% of the average net assets of the Class B shares on an annualized basis each year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund. Total distribution plan fees accrued to FIC amounted to $986,959 (of which $11,078 was waived).

4. CAPITAL--Each Fund sells two classes of shares, Class A and Class B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. The Fund has established an unlimited number of shares of beneficial interest for both Class A and Class B shares.

5. RULE 144A SECURITIES--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be sold to qualified institutional investors. At June 30, 1997, the Blue Chip, Special Situations and Total Return Funds each held one 144A security, with values of $1,423,243, $1,783,207 and $204,903, respectively. These securities represent .4%, 1.0% and .3% of the respective Fund's net assets and are valued as set forth in Note 1A.

FINANCIAL HIGHLIGHTS
FIRST INVESTORS SERIES FUND

The following table sets forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

--------------------------------------------------------------------------------------------------------------------------------
                                                                       P E R   S H A R E   D A T A
                                          --------------------------------------------------------------------------------------

                                                     INCOME FROM INVESTMENT OPERATIONS
                                                     ---------------------------------
                                                                    NET
                                                                 REALIZED
                                                                    AND                    LESS DISTRIBUTIONS
                                          NET ASSET              UNREALIZED                       FROM
                                              VALUE                GAIN                  -----------------------
                                          ---------        NET   (LOSS)     TOTAL FROM           NET         NET
                                          BEGINNING  INVESTMENT      ON     INVESTMENT    INVESTMENT    REALIZED           TOTAL
                                          OF PERIOD     INCOME   INVESTMENTS   OPERATIONS      INCOME       GAIN   DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
BLUE CHIP FUND
CLASS A
1992....................................  $   14.59  $     .13   $  .82   $        .95   $       .13   $     .12   $         .25
1993....................................      15.29        .10     1.08           1.18           .10         .79             .89
1994....................................      15.58        .11     (.58)          (.47)          .09        1.56            1.65
1995....................................      13.46        .19     4.37           4.56           .20         .60             .80
1996....................................      17.22        .14     3.39           3.53           .17        1.11            1.28
1/1/97 to 6/30/97.......................      19.47        .05     3.13           3.18           .02          --             .02
CLASS B
1/12/95* to 12/31/95....................      13.51        .10     4.31           4.41           .16         .60             .76
1996....................................      17.16        .06     3.32           3.38           .06        1.11            1.17
1/1/97 to 6/30/97.......................      19.37       (.01)    3.10           3.09            --          --              --
--------------------------------------------------------------------------------------------------------------------------------
INSURED INTERMEDIATE TAX EXEMPT FUND
CLASS A
11/22/93* to 12/31/93...................  $    5.79  $      --   $   --   $         --   $        --   $      --   $          --
1994....................................       5.79        .24     (.36)          (.12)          .24          --             .24
1995....................................       5.43        .30      .42            .72           .30          --             .30
1996....................................       5.85        .29     (.06)           .23           .29          --             .29
1/1/97 to 6/30/97.......................       5.79        .15     (.01)           .14           .14          --             .14
CLASS B
1/12/95* to 12/31/95....................       5.45        .25      .41            .66           .26          --             .26
1996....................................       5.85        .23     (.05)           .18           .23          --             .23
1/1/97 to 6/30/97.......................       5.80        .12     (.01)           .11           .11          --             .11
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE FUND
CLASS A
1992....................................  $    9.93  $     .71   $  .04   $        .75   $       .72   $     .06   $         .78
1993....................................       9.90        .65      .50           1.15           .65         .07             .72
1994....................................      10.33        .62    (1.09)          (.47)          .62          --             .62
1995....................................       9.24        .64     1.10           1.74           .64          --             .64
1996....................................      10.34        .62     (.39)           .23           .62         .02             .64
1/1/97 to 6/30/97.......................       9.93        .31     (.05)           .26           .31          --             .31
CLASS B
1/12/95* to 12/31/95....................       9.26        .54     1.10           1.64           .55          --             .55
1996....................................      10.35        .55     (.39)           .16           .55         .02             .57
1/1/97 to 6/30/97.......................       9.94        .27     (.05)           .22           .27          --             .27
--------------------------------------------------------------------------------------------------------------------------------

The following table sets forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

--------------------------------------------------------------------------------------------------------------------------------
                                                                   R A T I O S / S U P P L E M E N T A L   D A T A
                                                     ---------------------------------------------------------------------------
                                          ---------
                                                                                RATIO TO AVERAGE NET      RATIO TO AVERAGE NET
                                                                                                         ASSETS BEFORE EXPENSES
                                                                                      ASSETS++              WAIVED OR ASSUMED
                                          NET ASSET                            -----------------------   -----------------------
                                              VALUE   TOTAL                                        NET                       NET
                                          ---------  RETURN       NET ASSETS                INVESTMENT                INVESTMENT
                                                END      **    END OF PERIOD    EXPENSES        INCOME    EXPENSES        INCOME
                                          OF PERIOD     (%)   (IN THOUSANDS)         (%)           (%)         (%)           (%)
--------------------------------------------------------------------------------------------------------------------------------
BLUE CHIP FUND
CLASS A
1992....................................  $   15.29    6.56  $        99,501        1.46           .95        1.73           .67
1993....................................      15.58    7.77          117,929        1.48           .66        1.73           .41
1994....................................      13.46   (3.02)         123,694        1.54           .80        1.79           .55
1995....................................      17.22   34.01          170,271        1.49          1.23        1.74           .98
1996....................................      19.47   20.55          239,851        1.44           .78        1.67           .55
1/1/97 to 6/30/97.......................      22.63   16.35          301,831        1.43+          .49+       1.68+          .24+
CLASS B
1/12/95* to 12/31/95....................      17.16   32.76            5,481        2.20+          .52+       2.46+          .26+
1996....................................      19.37   19.71           17,012        2.22            --        2.37          (.16)
1/1/97 to 6/30/97.......................      22.46   15.95           26,594        2.13+         (.21)+      2.38+         (.46)+
--------------------------------------------------------------------------------------------------------------------------------
INSURED INTERMEDIATE TAX EXEMPT FUND
CLASS A
11/22/93* to 12/31/93...................  $    5.79     .00  $         1,615          --           .54+       1.78+        (1.24)+
1994....................................       5.43   (2.05)           5,688         .14          4.52         .96          3.70
1995....................................       5.85   13.50            7,017         .35          5.32        1.22          4.45
1996....................................       5.79    4.07            7,415         .49          5.05        1.24          4.30
1/1/97 to 6/30/97.......................       5.79    2.52            7,320         .50+         5.04+       1.13+         4.41+
CLASS B
1/12/95* to 12/31/95....................       5.85   12.27              378        1.35+         4.32+       2.22+         3.45+
1996....................................       5.80    3.17              613        1.49          4.05        1.94          3.60
1/1/97 to 6/30/97.......................       5.80    1.99              734        1.50+         4.04+       1.83+         3.71+
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE FUND
CLASS A
1992....................................  $    9.90    7.83  $        37,922         .57          7.20        1.41          6.36
1993....................................      10.33   11.82           48,507         .86          6.27        1.40          5.73
1994....................................       9.24   (4.62)          46,179         .95          6.46        1.47          5.94
1995....................................      10.34   19.40           49,997        1.10          6.43        1.43          6.10
1996....................................       9.93    2.39           46,396        1.11          5.96        1.42          5.65
1/1/97 to 6/30/97.......................       9.88    2.64           43,842        1.10+         6.23+       1.45+         5.88+
CLASS B
1/12/95* to 12/31/95....................      10.35   18.08            1,167        1.80+         5.73+       2.13+         5.40+
1996....................................       9.94    1.64            2,333        1.81          5.26        2.12          4.95
1/1/97 to 6/30/97.......................       9.89    2.29            2,568        1.80+         5.53+       2.15+         5.18+
--------------------------------------------------------------------------------------------------------------------------------


                                          PORTFOLIO     AVERAGE
                                           TURNOVER  COMMISSION
                                               RATE        RATE
                                                (%)         +++
--------------------------------------------------------------------------
BLUE CHIP FUND
CLASS A
1992....................................         44  $       --
1993....................................         39          --
1994....................................         82          --
1995....................................         25          --
1996....................................         45       .0689
1/1/97 to 6/30/97.......................         37       .0666
CLASS B
1/12/95* to 12/31/95....................         25          --
1996....................................         45       .0689
1/1/97 to 6/30/97.......................         37       .0666
--------------------------------------------------------------------------------------
INSURED INTERMEDIATE TAX EXEMPT FUND
CLASS A
11/22/93* to 12/31/93...................          0  $       --
1994....................................        210          --
1995....................................         47          --
1996....................................         82          --
1/1/97 to 6/30/97.......................         32          --
CLASS B
1/12/95* to 12/31/95....................         47          --
1996....................................         82          --
1/1/97 to 6/30/97.......................         32          --
--------------------------------------------------------------------------------------------------
INVESTMENT GRADE FUND
CLASS A
1992....................................         44  $       --
1993....................................         38          --
1994....................................         17          --
1995....................................         27          --
1996....................................         22          --
1/1/97 to 6/30/97.......................         19          --
CLASS B
1/12/95* to 12/31/95....................         27          --
1996....................................         22          --
1/1/97 to 6/30/97.......................         19          --
--------------------------------------------------------------------------------------------------------------

FIRST INVESTORS SERIES FUND

------------------------------------------------------------------------------------------------------------------------------
                                                                      P E R   S H A R E   D A T A
                                          ------------------------------------------------------------------------------------

                                                      INCOME FROM INVESTMENT OPERATIONS
                                                     ------------------------------------
                                                                          NET
                                                                     REALIZED                 LESS DISTRIBUTIONS
                                          NET ASSET                       AND                        FROM
                                              VALUE                UNREALIZED       TOTAL  ------------------------
                                          ---------          NET         GAIN        FROM       NET             NET
                                          BEGINNING   INVESTMENT    (LOSS) ON   INVESTMENT INVESTMENT       REALIZED     TOTAL
                                          OF PERIOD       INCOME   INVESTMENTS  OPERATIONS   INCOME            GAIN  DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS FUND
CLASS A
1992....................................  $   13.99  $        --   $     2.41   $    2.41  $     --  $          .78  $     .78
1993....................................      15.62         (.08)        3.29        3.21        --             .83        .83
1994....................................      18.00         (.04)        (.62)       (.66)       --             .91        .91
1995....................................      16.43         (.01)        3.94        3.93        --             .73        .73
1996....................................      19.63         (.01)        2.28        2.27        --            1.17       1.17
1/1/97 to 6/30/97.......................      20.73         (.05)        1.68        1.63        --              --         --
CLASS B
1/12/95* to 12/31/95....................      16.40         (.01)        3.85        3.84        --             .73        .73
1996....................................      19.51         (.14)        2.25        2.11        --            1.17       1.17
1/1/97 to 6/30/97.......................      20.45         (.10)        1.63        1.53        --              --         --
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND
CLASS A
1992....................................  $   12.93  $       .27   $     (.41)  $    (.14) $    .30  $           --  $     .30
1993....................................      12.49          .26          .63         .89       .26            1.24       1.50
1994....................................      11.88          .21         (.62)       (.41)      .19             .39        .58
1995....................................      10.89          .39         2.50        2.89       .37             .44        .81
1996....................................      12.97          .39          .97        1.36       .41            1.12       1.53
1/1/97 to 6/30/97.......................      12.80          .12         1.41        1.53       .06              --        .06
CLASS B
1/12/95* to 12/31/95....................      10.90          .25         2.54        2.79       .33             .44        .77
1996....................................      12.92          .32          .94        1.26       .34            1.12       1.46
1/1/97 to 6/30/97.......................      12.72          .10         1.37        1.47       .04              --        .04
------------------------------------------------------------------------------------------------------------------------------

* Commencement of operations of Class A shares or date Class B shares first offered
** Calculated without sales charges
+ Annualized
++ Net of expenses waived or assumed (Note 3)
+++ Average commission rate (per share of security) as required by amended disclosure requirements effective in 1996

                       See notes to financial statements

----------------------------------------------------------------------------------------------------------------------------------
                                                                  R A T I O S / S U P P L E M E N T A L   D A T A
                                                  --------------------------------------------------------------------------------
                                          ------
                                                                                RATIO TO AVERAGE NET        RATIO TO AVERAGE NET
                                             NET                                                           ASSETS BEFORE EXPENSES
                                           ASSET                        NET           ASSETS++               WAIVED OR ASSUMED
                                           VALUE                     ASSETS   -------------------------   ------------------------
                                          ------           TOTAL     END OF                         NET                        NET
                                             END          RETURN     PERIOD                   INVESTMENT                 INVESTMENT
                                              OF              **        (IN       EXPENSES       INCOME       EXPENSES      INCOME
                                          PERIOD             (%)  THOUSANDS)           (%)          (%)            (%)         (%)
----------------------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS FUND
CLASS A
1992....................................  $15.62           17.26  $  25,814           1.06         (.05)          1.92        (.91)
1993....................................   18.00           20.52     59,148           1.55         (.63)          1.89        (.96)
1994....................................   16.43           (3.66)    89,906           1.65         (.26)          1.90        (.51)
1995....................................   19.63           23.92    125,331           1.60         (.08)          1.85        (.33)
1996....................................   20.73           11.56    158,326           1.59         (.13)          1.84        (.38)
1/1/97 to 6/30/97.......................   22.36            7.86    171,699           1.56+        (.46)+         1.81+       (.71)+
CLASS B
1/12/95* to 12/31/95....................   19.51           23.42      4,566           2.33+        (.81)+         2.59+      (1.07)+
1996....................................   20.45           10.81     10,242           2.38         (.92)          2.55       (1.09)
1/1/97 to 6/30/97.......................   21.98            7.48     12,215           2.26+       (1.16)+         2.51+      (1.41)+
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND
CLASS A
1992....................................  $12.49           (1.00) $  65,537           1.29         2.25           1.78        1.76
1993....................................   11.88            7.18     58,176           1.45         2.00           1.83        1.62
1994....................................   10.89           (3.45)    50,714           1.63         1.91           1.88        1.66
1995....................................   12.97           26.71     55,442           1.58         3.08           1.83        2.83
1996....................................   12.80           10.62     56,530           1.53         2.93           1.78        2.68
1/1/97 to 6/30/97.......................   14.27           11.96     61,643           1.53+        1.81+          1.78+       1.56+
CLASS B
1/12/95* to 12/31/95....................   12.92           25.74        270           2.41+        2.24+          2.67+       1.98+
1996....................................   12.72            9.86      1,032           2.32         2.14           2.49        1.97
1/1/97 to 6/30/97.......................   14.15           11.57      1,578           2.23+        1.11+          2.48+        .86+
----------------------------------------------------------------------------------------------------------------------------------


                                          PORTFOLIO     AVERAGE
                                           TURNOVER  COMMISSION
                                               RATE        RATE
                                                (%)         +++
--------------------------------------------------------------------------
SPECIAL SITUATIONS FUND
CLASS A
1992....................................         88  $       --
1993....................................         71          --
1994....................................         53          --
1995....................................         80          --
1996....................................         99       .0689
1/1/97 to 6/30/97.......................         44       .0644
CLASS B
1/12/95* to 12/31/95....................         80          --
1996....................................         99       .0689
1/1/97 to 6/30/97.......................         44       .0644
--------------------------------------------------------------------------------------
TOTAL RETURN FUND
CLASS A
1992....................................         75  $       --
1993....................................        131          --
1994....................................        124          --
1995....................................        135          --
1996....................................        146       .0691
1/1/97 to 6/30/97.......................         78       .0690
CLASS B
1/12/95* to 12/31/95....................        135          --
1996....................................        146       .0691
1/1/97 to 6/30/97.......................         78       .0690
--------------------------------------------------------------------------------------------------

* Commencement of operations of Class A shares or date Class B shares first offered
** Calculated without sales charges
+ Annualized
++ Net of expenses waived or assumed (Note 3)
+++ Average commission rate (per share of security) as required by amended disclosure requirements effective in 1996

                       See notes to financial statements

                 (This page has been left blank intentionally.)

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Trustees of
First Investors Series Fund

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the Blue Chip, Insured Intermediate Tax Exempt, Investment Grade, Special Situations and Total Return Funds (comprising First Investors Series Fund), as of June 30, 1997, the related statement of operations for the six months then ended, the statement of changes in net assets for the six months ended June 30, 1997 and the year ended December 31, 1996, and financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Blue Chip, Insured Intermediate Tax Exempt, Investment Grade, Special Situations and Total Return Funds (comprising First Investors Series Fund) at June 30, 1997, and the results of their operations, changes in their net assets and financial highlights for the respective periods presented, in conformity with generally accepted accounting principles.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
July 31, 1997

FIRST INVESTORS SERIES FUND

DIRECTORS
-------------------------------------------

JAMES J. COY (Emeritus)

ROGER L. GRAYSON

GLENN O. HEAD

KATHRYN S. HEAD

REX R. REED

HERBERT RUBINSTEIN

NANCY S. SCHAENEN

JAMES M. SRYGLEY

JOHN T. SULLIVAN

ROBERT F. WENTWORTH

OFFICERS
-------------------------------------------

GLENN O. HEAD
President

NANCY W. JONES
Vice President

PATRICIA D. POITRA
Vice President

CLARK D. WAGNER
Vice President

CONCETTA DURSO
Vice President and Secretary

JOSEPH I. BENEDEK
Treasurer

CAROL LERNER BROWN
Assistant Secretary

GREGORY R. KINGSTON
Assistant Treasurer

MARK S. SPENCER
Assistant Treasurer

FIRST INVESTORS SERIES FUND

SHAREHOLDER INFORMATION
-------------------------------------------

INVESTMENT ADVISER
FIRST INVESTORS MANAGEMENT COMPANY, INC.
95 Wall Street
New York, NY 10005

UNDERWRITER
FIRST INVESTORS CORPORATION
95 Wall Street
New York, NY 10005

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

TRANSFER AGENT
ADMINISTRATIVE DATA MANAGEMENT CORP.
581 Main Street
Woodbridge, NJ 07095-1198

LEGAL COUNSEL
KIRKPATRICK & LOCKHART LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

AUDITORS
TAIT, WELLER & BAKER
Two Penn Center Plaza
Philadelphia, PA 19102

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.

FIRST
INVESTORS
SERIES FUND

Blue Chip Fund
Insured Intermediate
 Tax Exempt Fund
Investment Grade Fund
Special Situations Fund
Total Return Fund

SEMI-
ANNUAL
REPORT



JUNE 30, 1997


Vertically reading from bottom to top in the center of the page the words "FIRST INVESTORS" appear.

The following appears in a box to the left of the above language:

First Investors Logo (as described above)

NEED SERVICE?

If you have questions about your account...or would like information regarding other products or services...please contact your representative or call our Shareholder Services Department at...

(800) 423-4026

The following appears in a box within the above box:

OUR BUSINESS IS...putting investors first

The following appears on the bottom lefthand side:


FIBC103